UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number:
811-23720
Cohen & Steers Real Estate Opportunities and Income Fund

(Exact name of Registrant as specified in charter)
1166 Avenue of the Americas, 30
th
Floor, New York, NY 10036

(Address of principal executive offices) (Zip code)
Dana A. DeVivo
Cohen & Steers Capital Management, Inc.
1166 Avenue of the Americas, 30
th
Floor
New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code:
(212)
832-3232
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2023

Item 1. Reports to Stockholders.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

To Our Shareholders:
We would like to share with you our report for the year ended December 31, 2023. The total returns for Cohen & Steers Real Estate Opportunities and Income Fund (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2023	Year Ended December 31, 2023
Cohen & Steers Real Estate Opportunities and Income Fund at Net Asset Value (a)	5.60%	13.52	% (b)
Cohen & Steers Real Estate Opportunities and Income Fund at Market Value (a)	6.61%	13.93%
Blended Benchmark—70% FTSE Nareit All Equity REITs Index/30% Preferred Blend (50% ICE BofA U.S. IG Institutional Capital Securities Index, 25% ICE BofA Core Fixed Rate Preferred Securities Index and 25% Bloomberg Developed Market USD Contingent Capital Securities Index) (c)	7.87%	10.64%
S&P 500 Index(c)	8.04%	26.29%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.
The Fund expects to make regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)
The return shown is based on the NAV reported on December 31, 2023 and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the NAV in accordance with accounting principles generally accepted in the United States of America (GAAP).

(c)	For benchmark descriptions, see page 7.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

Market Review
Real estate shares rose in 2023, bolstered by generally healthy real estate fundamentals and, toward year-end,
optimism around a “soft landing” for the economy. Interest rates played an outsized role in influencing share prices throughout the year, with the market focused on the potential timing and magnitude of a Federal Reserve (Fed) pivot following extensive monetary policy tightening. The U.S.
10-year
Treasury yield fell to a low of 3.3% during the March banking crisis; it then rose steadily to 5.0% by October, only to fall back below 4.0% (ending the year where it began). The year-end
rally in real estate shares occurred as real (inflation-adjusted) rates declined and REIT debt spreads tightened, with the market increasingly optimistic about a Fed pivot as inflation cooled. Expectations rose that the Fed could start cutting its benchmark lending rate as early as the first half of 2024.
Fund Performance
The Fund had a positive total return in the period and outperformed its blended benchmark.
Data centers surged on robust growth prospects. The sector benefited during the year from strength in cloud demand and the early innings of an expected multi-year tailwind from AI. Data centers have also witnessed an upward trend in pricing due to limited power availability, expensive land, high material and labor costs, and supply chain delays. The Fund’s overweight allocation and selection in data centers contributed to relative performance as companies in the space experienced strong rental growth.
Regional malls benefited from strong leasing activity, particularly among trophy assets, as tenants looked past consumer and economic concerns. With supply expected to remain limited, pricing power could potentially increase. An overweight allocation in the sector contributed to relative performance. Net lease REITs modestly declined, with cost-of-capital
challenges potentially making external growth more difficult for most companies in the sector. The Fund’s overweight investment in the sector hindered relative performance.
Single-family homes for rent continued to benefit from favorable supply and demand fundamentals, partly resulting from high mortgage rates and affordability challenges in the homes-for-sale
market. The Fund’s overweight in the sector helped performance. Apartments trailed on decelerating rent growth, with the previously strong Sunbelt region challenged by increased supply. Security selection in apartments detracted due to overweight positions in certain REITs with Sunbelt exposure that declined on oversupply concerns, despite a strong labor market and continued migration to the region. Manufactured homes had a modestly positive total return in the year. The Fund’s selection and overweight in the sector modestly hindered relative performance.
Certain sectors found favor late in the year amid a more benign interest rate environment, despite decelerating fundamentals. Industrial outperformed on the prospect of an economic “soft landing.” But while rent growth in some U.S. cities appears to be stabilizing, other markets are still decelerating. An overweight in the industrial sector modestly aided relative performance. Self storage, which benefited from accelerated relocation activity during the height of the
Covid-19
pandemic, experienced a decline in street rates as demand returned to more normalized levels. However, the sector rallied late in the year on optimism that lower mortgage rates could lead to more housing transactions, driving demand for space. The Fund’s security selection in the self storage sector aided relative performance. Office REITs, where longer-term demand is uncertain, posted relatively modest gains for the year. Our underweight allocation in offices contributed to relative performance.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

Health care modestly outperformed the benchmark, but performance within the sector was mixed. Senior housing companies rallied sharply, driven by growing occupancy, customer rate increases and improved labor availability. On the other hand, medical office and lab space companies generally struggled amid challenging fundamentals. The Fund’s security selection in the sector contributed to relative performance, largely due to an overweight investment in the leading senior housing REIT and no investment in the leading lab space provider.
Telecommunications was pressured during the year as new leasing activity in the U.S. softened (due, at least in part, to slowing tenant spending on 5G). However, mobile usage continues to climb. On average, we were underweight in the sector during the year, and this aided relative performance.
Preferred securities and other credit-sensitive fixed income assets had generally solid returns in 2023, while more rate-sensitive assets (such as government bonds) had relatively modest gains, hindered at times by volatility in interest rates. Banks are the largest issuers of preferreds, and in the U.S., the sudden collapse of Silicon Valley Bank, Signature Bank and First Republic Bank in early 2023 raised concerns about funding and contagion risk. In Europe, struggling Credit Suisse was acquired by rival UBS in March. Financial regulators took swift action to mitigate contagion risk; the Fed and other central banks assured that funding would remain readily available in the global banking system.
Concerns around these events eased as the period progressed and fundamentals of the broader banking system remained healthy and resilient. Industry data and individual company comments suggested that the well-publicized U.S. regional bank failures were idiosyncratic and not reflective of systemic risk. Credit Suisse, meanwhile, appeared to be an outlier among European banks. Overall, the banking sector in the U.S. and Europe continued to generate solid profitability and strong capitalization. Preferred security selection in the banking sector aided relative performance.
The insurance sector performed well during the period. Property & casualty insurance companies experienced significant premium growth due to the recovering economy, while life insurers benefited from the declining impact of the Covid pandemic. The Fund’s security selection in insurance preferreds contributed to relative returns. However, the positive effect was partially offset by underweight allocation in the sector.
The pipeline sector had a solid absolute return as company cash flows improved, supported by recovering demand and high crude oil and refined product prices. The Fund’s security selection in the pipeline sector aided relative performance. Utilities also outperformed. But while the Fund’s overweight in utilities contributed, the positive effect was more than offset by unfavorable security selection in the sector.
Impact of Leverage on Fund Performance
The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed significantly to the Fund’s performance for the 12 months ended December 31, 2023.
Impact of Derivatives on Fund Performance
The Fund engaged in the buying and selling of single stock and index options with the intention of enhancing current income and hedging against volatility. These contracts detracted from the Fund’s total return for the 12 months ended December 31, 2023.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

In connection with its use of leverage, the Fund pays interest on its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps contributed to the Fund’s total return for the 12 months ended December 31, 2023.
The Fund also used forward foreign currency exchange contracts to manage currency risk on certain Fund positions denominated in foreign currencies. The currency forwards did not have a material effect on the Fund’s total return for the 12 months ended December 31, 2023.

Sincerely,

W ILLIAM F. S CAPELL	J ASON Y ABLON
Portfolio Manager	Portfolio Manager

E LAINE Z AHARIS -N IKAS	J ERRY D OROST
Portfolio Manager	Portfolio Manager

M ATHEW K IRSCHNER	Y IGAL J HIRAD
Portfolio Manager	Portfolio Manager

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com
For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.
Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

Performance Review (Unaudited)
Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2023

	1 Year	5 Years	10 Years	Since Inception (c)
Fund at NAV	13.52%	—	—	–3.46%
Fund at Market Value	13.93%	—	—	–10.47%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance graph and table do not reflect the deduction of brokerage commissions and taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

(a)
The Blended Benchmark is represented by the performance of the blended benchmark consisting of 70% FTSE Nareit All Equity REITs Index and 30% Preferred Blend (50% ICE BofA U.S. IG Institutional Capital Securities Index, 25% ICE BofA Core Fixed Rate Preferred Securities Index, and 25% Bloomberg Developed Market USD Contingent Capital Index.

The FTSE Nareit All Equity REITs Index contains all
tax-qualified
REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA U.S. IG Institutional Capital Securities Index tracks the performance of U.S. dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the U.S. domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market, excluding $1000 par securities. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

(b)
The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

(c)	Commencement of investment operations is February 24, 2022.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

Our Leverage Strategy
(Unaudited)
Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of December 31, 2023, leverage represented 34% of the Fund’s managed assets.
Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.
Leverage Facts
(a)(b)

Leverage (as a % of managed assets)	34%
% Variable Rate Financing	11%
Variable Rate	6.3%
% Fixed Rate Financing (c )	89%
Weighted Average Rate on Fixed Financing	2.8%
Weighted Average Term on Fixed Financing	2.3 years
The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of December 31, 2023. Information is subject to change.
(b)	See Note 7 in Notes to Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

December 31, 2023
Top 10 Holdings
(a)
(Unaudited)

Security	Value	% of Managed Assets

American Tower Corp.	$30,208,088	7.4
Prologis, Inc.	25,490,026	6.2
Welltower, Inc.	22,619,325	5.5
Simon Property Group, Inc.	18,996,938	4.6
Digital Realty Trust, Inc.	18,874,980	4.6
Invitation Homes, Inc.	15,621,834	3.8
Realty Income Corp.	14,469,783	3.5
Equinix, Inc.	14,365,741	3.5
Sun Communities, Inc.	11,469,175	2.8
Iron Mountain, Inc.	10,468,448	2.6

(a)
Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown
(b)
(Based on Managed Assets)
(Unaudited)

(b)	Excludes derivative instruments.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

SCHEDULE OF INVESTMENTS
December 31, 2023

		Shares	Value
C OMMON S TOCK —R EAL E STATE	105.2%
A PARTMENT	8.5%
Apartment Income REIT Corp. (a)		86,535	$3,005,361
Camden Property Trust (a)(b)		76,195	7,565,402
Essex Property Trust, Inc.		11,786	2,922,221
Mid-America Apartment Communities, Inc. (a)(b)		20,101	2,702,780
UDR, Inc. (b)		172,990	6,623,787

			22,819,551

D ATA C ENTERS	12.3%
Digital Realty Trust, Inc. (a)(b)		140,251	18,874,980
Equinix, Inc. (a)(b)		17,837	14,365,741

			33,240,721

D IVERSIFIED	1.2%
WP Carey, Inc. (b)		52,156	3,380,230

F REE S TANDING	7.3%
NETSTREIT Corp. (b)		289,878	5,174,322
Realty Income Corp. (b)		251,999	14,469,783

			19,644,105

G AMING	3.8%
VICI Properties, Inc. (a)(b)		321,752	10,257,454

H EALTH C ARE	11.7%
Healthcare Realty Trust, Inc. (a)(b)		471,317	8,120,792
Medical Properties Trust, Inc. (b)		133,582	655,888
Welltower, Inc. (a)(b)		250,852	22,619,325

			31,396,005

H OTEL	0.9%
Host Hotels & Resorts, Inc. (b)		119,953	2,335,485

I NDUSTRIALS	13.3%
Americold Realty Trust, Inc. (a)(b)		250,020	7,568,105
EastGroup Properties, Inc. (b)		12,442	2,283,605
Prologis, Inc. (b)		191,223	25,490,026
STAG Industrial, Inc.		11,005	432,056

			35,773,792

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2023

		Shares	Value
I NFRASTRUCTURE	17.0%
American Tower Corp. (a)(b)		139,930	$30,208,088
Crown Castle, Inc. (b)		71,491	8,235,048
SBA Communications Corp. (a)(b)		28,466	7,221,540

			45,664,676

M ANUFACTURED H OME	4.3%
Sun Communities, Inc. (a)(b)		85,815	11,469,175

O FFICE	0.8%
Highwoods Properties, Inc. (a)(b)		97,195	2,231,597

R EGIONAL M ALL	7.1%
Simon Property Group, Inc. (b)		133,181	18,996,938

S ELF S TORAGE	4.4%
Extra Space Storage, Inc. (b)		46,891	7,518,034
Public Storage (a)(b)		14,343	4,374,615

			11,892,649

S HOPPING C ENTER	2.9%
Kimco Realty Corp.		65,573	1,397,361
Kite Realty Group Trust (a)(b)		277,305	6,339,192

			7,736,553

S INGLE F AMILY H OMES	5.8%
Invitation Homes, Inc. (a)(b)		457,984	15,621,834

S PECIALTY	3.9%
Iron Mountain, Inc. (a)(b)		149,592	10,468,448

T OTAL C OMMON S TOCK (Identified cost—$273,920,424)			282,929,213

E XCHANGE -T RADED F UNDS —C ORPORATES	0.9%
Vanguard Short-Term Corporate Bond ETF (a)		30,000	2,321,100

T OTAL E XCHANGE -T RADED F UNDS (Identified cost—$2,215,550)			2,321,100

P REFERRED S ECURITIES —E XCHANGE -T RADED	8.6%
B ANKING	1.7%
Bank of America Corp., 5.375%, Series KK (b)(c)		5,931	136,472
Bank of America Corp., 5.875%, Series HH (b)(c)		41,000	1,013,930
Bank of America Corp., 6.00%, Series GG (b)(c)		33,000	819,060

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2023

		Shares	Value
Citigroup, Inc., 9.633% (3 Month USD Term SOFR + 4.302%), Series J (b)(c)(d)		10,973	$281,238
JPMorgan Chase & Co., 5.75%, Series DD (b)(c)		13,000	325,000
Wells Fargo & Co., 4.70%, Series AA (b)(c)		50,000	1,002,500
Wells Fargo & Co., 6.625%, Series R (b)(c)		18,652	467,979
Wells Fargo & Co., 7.50%, Series L (Convertible) (c)		516	616,940

			4,663,119

B ROKERAGE	1.6%
Morgan Stanley, 5.85%, Series K (b)(c)		38,838	940,657
Morgan Stanley, 6.375%, Series I (b)(c)		91,254	2,259,449
Morgan Stanley, 6.875%, Series F (b)(c)		25,000	625,500
Morgan Stanley, 7.125%, Series E (b)(c)		14,559	365,285

			4,190,891

C ONSUMER S TAPLE P RODUCTS	0.5%
CHS, Inc., 7.50%, Series 4 (b)(c)		34,342	868,166
CHS, Inc., 7.875%, Series 1 (b)(c)		14,862	394,140

			1,262,306

D IVERSIFIED	0.4%
DigitalBridge Group, Inc., 7.125%, Series J (b)(c)		14,993	344,239
DigitalBridge Group, Inc., 7.15%, Series I (b)(c)		31,976	741,843

			1,086,082

F INANCE	0.4%
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53 (b)(e)		23,733	651,946
Oaktree Capital Group LLC, 6.625%, Series A (b)(c)		25,216	545,926

			1,197,872

F REE S TANDING	0.2%
Spirit Realty Capital, Inc., 6.00%, Series A (c)		18,458	434,132

I NDUSTRIALS	0.4%
Rexford Industrial Realty, Inc., 5.875%, Series B (b)(c)		3,039	71,477
WESCO International, Inc., 10.625% to 6/22/25, Series A (b)(c)(e)		37,000	977,540

			1,049,017

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2023

		Shares	Value
I NSURANCE	1.0%
Allstate Corp., 7.375%, Series J (b)(c)		11,607	$313,389
American Financial Group, Inc., 5.125%, due 12/15/59		6,096	135,392
American Financial Group, Inc., 5.875%, due 3/30/59		19,617	470,220
Athene Holding Ltd., 4.875%, Series D (b)(c)		24,721	440,034
Athene Holding Ltd., 6.375% to 6/30/25, Series C (b)(c)(e)		32,110	777,704
Equitable Holdings, Inc., 4.30%, Series C (b)(c)		12,713	210,527
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda) (b)(c)		10,114	241,624
W R Berkley Corp., 4.125%, due 3/30/61 (b)		12,640	255,075

			2,843,965

P IPELINES	0.6%
Energy Transfer LP, 7.60% to 5/15/24, Series E (b)(c)(e)		60,500	1,500,400

T ELECOMMUNICATION S ERVICES	1.2%
AT&T, Inc., 4.75%, Series C (b)(c)		84,754	1,672,197
AT&T, Inc., 5.00%, Series A (b)(c)		77,972	1,636,632

			3,308,829

U TILITIES	0.6%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada) (b)(e)		25,000	603,250
NiSource, Inc., 6.50% to 3/15/24, Series B (b)(c)(e)		44,589	1,112,941

			1,716,191

T OTAL P REFERRED S ECURITIES —E XCHANGE -T RADED (Identified cost—$24,048,705)			23,252,804

		Principal Amount
P REFERRED S ECURITIES —O VER - THE -C OUNTER	32.9%
B ANKING	21.6%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain) (b)(c)(e)(f)		$600,000	590,426
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain) (c)(e)(f)		400,000	428,835
Banco Santander SA, 9.625% to 11/21/28 (Spain) (c)(e)(f)		400,000	429,577
Banco Santander SA, 9.625% to 5/21/33 (Spain) (c)(e)(f)		600,000	657,000
Bank of America Corp., 4.375% to 1/27/27, Series RR (b)(c)(e)		69,000	61,667
Bank of America Corp., 6.10% to 3/17/25, Series AA (b)(c)(e)		538,000	534,238

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2023

	Principal Amount	Value
Bank of America Corp., 6.125% to 4/27/27, Series TT (b)(c)(e)	$489,000	$491,396
Bank of America Corp., 6.25% to 9/5/24, Series X (b)(c)(e)	841,000	835,356
Bank of America Corp., 6.30% to 3/10/26, Series DD (b)(c)(e)	1,310,000	1,319,828
Bank of America Corp., 6.50% to 10/23/24, Series Z (b)(c)(e)	975,000	972,712
Bank of Nova Scotia, 4.90% to 6/4/25 (Canada) (b)(c)(e)	725,000	694,298
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada) (e)	200,000	208,281
Barclays PLC, 6.125% to 12/15/25 (United Kingdom) (b)(c)(e)(f)	600,000	574,626
Barclays PLC, 7.125% to 6/15/25 (United Kingdom) (c)(e)(f)	800,000	994,363
Barclays PLC, 8.00% to 6/15/24 (United Kingdom) (b)(c)(e)(f)	1,200,000	1,194,749
Barclays PLC, 8.00% to 3/15/29 (United Kingdom) (b)(c)(e)(f)	400,000	393,565
Barclays PLC, 9.625% to 12/15/29 (United Kingdom) (c)(e)(f)	600,000	624,750
BNP Paribas SA, 6.625% to 3/25/24 (France) (b)(c)(e)(f)(g)	600,000	597,759
BNP Paribas SA, 7.375% to 8/19/25 (France) (b)(c)(e)(f)(g)	1,800,000	1,807,000
BNP Paribas SA, 7.75% to 8/16/29 (France) (b)(c)(e)(f)(g)	400,000	409,308
BNP Paribas SA, 9.25% to 11/17/27 (France) (b)(c)(e)(f)(g)	600,000	643,119
Charles Schwab Corp., 4.00% to 6/1/26, Series I (b)(c)(e)	1,180,000	1,041,620
Charles Schwab Corp., 4.00% to 12/1/30, Series H (b)(c)(e)	2,150,000	1,700,779
Charles Schwab Corp., 5.375% to 6/1/25, Series G (b)(c)(e)	2,471,000	2,442,879
Citigroup, Inc., 5.95% to 5/15/25, Series P (b)(c)(e)	1,773,000	1,737,642
Citigroup, Inc., 6.25% to 8/15/26, Series T (b)(c)(e)	880,000	870,758
Citigroup, Inc., 7.625% to 11/15/28 (c)(e)	800,000	818,880
Commerzbank AG, 7.00% to 4/9/25 (Germany) (c)(e)(f)(h)	400,000	386,070
Credit Agricole SA, 6.875% to 9/23/24 (France) (b)(c)(e)(f)(g)	1,400,000	1,394,209
Credit Agricole SA, 7.875% to 1/23/24 (France) (b)(c)(e)(f)(g)	2,600,000	2,602,636
Credit Agricole SA, 8.125% to 12/23/25 (France) (b)(c)(e)(f)(g)	1,200,000	1,226,714
Credit Suisse Group AG, 6.375%, Claim (Switzerland) (c)(f)(g)(i)(j)	400,000	44,000
Deutsche Bank AG, 7.50% to 4/30/25 (Germany) (b)(c)(e)(f)	800,000	783,396
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom) (b)(c)(e)(f)	800,000	790,895
ING Groep NV, 6.50% to 4/16/25 (Netherlands) (b)(c)(e)(f)	1,000,000	975,702
ING Groep NV, 6.75% to 4/16/24 (Netherlands) (c)(e)(f)(h)	800,000	797,158
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy) (b)(c)(e)(f)(g)	600,000	591,065
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK (b)(c)(e)	574,000	526,722
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X (b)(c)(e)	975,000	970,260
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U (b)(c)(e)	466,000	463,014

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2023

		Principal Amount	Value
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S (b)(c)(e)		$609,000	$608,147
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom) (b)(c)(e)(f)		1,000,000	991,357
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom) (b)(c)(e)(f)		2,000,000	1,963,581
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom) (b)(c)(e)(f)		2,800,000	2,714,063
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom) (b)(c)(e)(f)		2,600,000	2,611,063
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U (b)(c)(e)		321,000	304,794
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V (b)(c)(e)		841,000	819,755
Societe Generale SA, 8.00% to 9/29/25 (France) (b)(c)(e)(f)(g)		1,000,000	999,882
Societe Generale SA, 9.375% to 11/22/27 (France) (b)(c)(e)(f)(g)		400,000	419,447
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada) (b)(e)		600,000	625,973
UBS Group AG, 6.875% to 8/7/25 (Switzerland) (c)(e)(f)(h)		2,000,000	1,971,560
UBS Group AG, 7.00% to 2/19/25 (Switzerland) (c)(e)(f)(h)		1,800,000	1,793,106
UBS Group AG, 9.25% to 11/13/28 (Switzerland) (c)(e)(f)(g)		1,000,000	1,081,277
UniCredit SpA, 8.00% to 6/3/24 (Italy) (c)(e)(f)(h)		600,000	598,180
Wells Fargo & Co., 3.90% to 3/15/26, Series BB (b)(c)(e)		1,350,000	1,248,185
Wells Fargo & Co., 5.875% to 6/15/25, Series U (b)(c)(e)		2,471,000	2,451,421
Wells Fargo & Co., 7.625% to 9/15/28 (b)(c)(e)		2,140,000	2,250,876

			58,079,919

B ROKERAGE	0.4%
Goldman Sachs Group, Inc., 4.95% to 2/10/25, Series R (b)(c)(e)		614,000	587,831
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W (c)(e)		600,000	628,437

			1,216,268

E NERGY	0.4%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom) (b)(c)(e)		1,000,000	978,015

F INANCE	0.1%
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51 (b)(e)(g)		225,000	191,803

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2023

		Principal Amount	Value
I NSURANCE	3.6%
Allianz SE, 5.824% to 1/25/33, due 7/25/53 (Germany) (e)(h)		$200,000	$242,414
Allianz SE, 6.35% to 3/6/33, due 9/6/53 (Germany) (b)(e)(g)		200,000	207,868
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9 (b)(e)		300,000	296,020
Argentum Netherlands BV for Swiss Re Ltd., 5.625% to 8/15/27, due 8/15/52 (Switzerland) (e)(h)		400,000	390,048
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland) (e)(h)		200,000	193,350
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52 (b)(e)		695,000	693,581
Dai-ichi Life Insurance Co. Ltd., 5.10% to 10/28/24 (Japan) (b)(c)(e)(g)		2,000,000	1,985,241
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51 (b)(e)(g)		638,000	547,450
Markel Group, Inc., 6.00% to 6/1/25 (b)(c)(e)		390,000	386,080
MetLife, Inc., 10.75%, due 8/1/39 (b)		500,000	669,879
Phoenix Group Holdings PLC, 4.75% to 6/4/26, due 9/4/31 (United Kingdom) (e)(h)		600,000	571,276
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52 (b)(e)		885,000	833,887
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44 (b)(e)		650,000	647,780
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia) (e)(h)		200,000	196,329
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia) (b)(c)(e)(g)		200,000	195,358
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia) (e)(h)		500,000	499,598
Voya Financial, Inc., 7.748% to 9/15/28, Series A (b)(c)(e)		1,000,000	1,038,500

			9,594,659

P IPELINES	2.6%
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada) (b)(e)		800,000	788,682
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada) (b)(e)		1,420,000	1,468,744
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada) (b)(e)		1,445,000	1,540,581
Energy Transfer LP, 7.125% to 5/15/30, Series G (b)(c)(e)		1,366,000	1,262,155

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2023

		Principal Amount	Value
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada) (e)		$700,000	$599,712
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada) (b)(e)		880,000	738,314
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada) (b)(e)		576,000	545,920

			6,944,108

S HOPPING C ENTER	0.3%
Scentre Group Trust 2, 4.75% to 6/24/26 (Australia) (e)(g)		989,000	927,319

T ELECOMMUNICATION S ERVICES	0.5%
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom) (b)(e)		210,000	181,074
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom) (e)(h)		1,183,000	1,179,971

			1,361,045

U TILITIES	3.4%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada) (b)(e)		2,075,000	1,755,730
Dominion Energy, Inc., 4.35% to 1/15/27, Series C (c)(e)		700,000	624,201
Dominion Energy, Inc., 4.65% to 12/15/24, Series B (b)(c)(e)		1,050,000	1,003,094
Duke Energy Corp., 4.875% to 9/16/24 (b)(c)(e)		798,000	787,694
Edison International, 5.375% to 3/15/26, Series A (b)(c)(e)		1,300,000	1,232,789
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada) (b)(e)		1,200,000	1,179,563
Sempra, 4.125% to 1/1/27, due 4/1/52 (b)(e)		1,925,000	1,661,600
Southern Co., 4.00% to 10/15/25, due 1/15/51, Series B (b)(e)		1,000,000	952,708

			9,197,379

T OTAL P REFERRED S ECURITIES —O VER - THE -C OUNTER (Identified cost—$89,826,270)			88,490,515

C ORPORATE B ONDS	2.5%
F REE S TANDING	0.5%
NNN REIT, Inc., 5.60%, due 10/15/33 (b)		380,000	392,583
Realty Income Corp., 5.625%, due 10/13/32 (b)		715,000	752,739
Spirit Realty LP, 3.40%, due 1/15/30 (b)		350,000	319,048

			1,464,370

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2023

		Principal Amount	Value
H EALTH C ARE	0.3%
Welltower OP LLC, 4.50%, due 1/15/24 (b)		$728,000	$727,531

R EGIONAL M ALL	0.4%
Simon Property Group LP, 5.50%, due 3/8/33 (b)		585,000	604,924
Simon Property Group LP, 5.85%, due 3/8/55 (b)		415,000	441,504

			1,046,428

S HOPPING C ENTER	0.5%
Kimco Realty OP LLC, 4.25%, due 4/1/45 (b)		400,000	325,163
Retail Opportunity Investments Partnership LP, 4.00%, due 12/15/24 (b)		1,000,000	980,556

			1,305,719

S PECIALTY	0.5%
VICI Properties LP/VICI Note Co., Inc., 5.625%, due 5/1/24 (b)(g)		600,000	598,423
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27 (b)(g)		600,000	602,239

			1,200,662

U TILITIES	0.3%
Enel Finance America LLC, 7.10%, due 10/14/27 (Italy) (b)(g)		200,000	213,562
Enel Finance International NV, 7.50%, due 10/14/32 (Italy) (b)(g)		200,000	228,477
NextEra Energy Capital Holdings, Inc., 6.051%, due 3/1/25 (b)		465,000	469,431

			911,470

T OTAL C ORPORATE B ONDS (Identified cost—$6,438,635)			6,656,180

		Shares
S HORT -T ERM I NVESTMENTS	1.2%
M ONEY M ARKET F UNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.31% (k)		1,217,101	1,217,101
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.32% (k)		1,969,133	1,969,133

T OTAL S HORT -T ERM I NVESTMENTS (Identified cost—$3,186,234)			3,186,234

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2023

		Value
T OTAL I NVESTMENTS IN S ECURITIES (Identified cost—$399,635,818)	151.3%	$406,836,046
W RITTEN O PTION C ONTRACTS (Premiums received—$890,525)	(0.7)	(1,805,052)
L IABILITIES IN E XCESS OF O THER A SSETS	(50.6)	(136,089,013)

N ET A SSETS (Equivalent to $16.08 per share based on 16,722,406 shares of common stock outstanding)	100.0%	$268,941,981

Exchange-Traded Option Contracts
Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount (l)	Premiums Received	Value
Call—iShares U.S. Real Estate ETF	$88.00	1/19/24	(47,500)	$(4,341,975)	$(45,400)	$(195,192)
Call—iShares U.S. Real Estate ETF	89.00	1/19/24	(100,000)	(9,141,000)	(74,580)	(335,000)
Call—iShares U.S. Real Estate ETF	90.00	1/19/24	(50,000)	(4,570,500)	(59,515)	(146,500)
Call—iShares U.S. Real Estate ETF	94.00	1/19/24	(400,000)	(36,564,000)	(290,701)	(312,000)
Call—iShares U.S. Real Estate ETF	95.00	1/19/24	(100,000)	(9,141,000)	(70,380)	(50,000)
			(697,500)	$(63,758,475)	$(540,576)	$(1,038,692)

Over-the-Counter
Options Contracts
Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount (l)	Premiums Received	Value
Call—Sun Communities, Inc.	Goldman Sachs International	$128.48	1/19/24	(3,247)	$(433,962)	$(5,651)	$(21,969)
Call—Equinix, Inc.	Goldman Sachs International	792.46	1/19/24	(610)	(491,288)	(11,325)	(14,643)
Call—American Tower Corp.	Goldman Sachs International	204.66	1/19/24	(3,387)	(731,186)	(14,987)	(44,258)
Call—SBA Communications Corp.	Goldman Sachs International	247.15	1/19/24	(1,455)	(369,119)	(6,485)	(16,083)
Call—Mid-America Apartment Communities, Inc.	Goldman Sachs International	125.37	1/19/24	(2,037)	(273,895)	(3,420)	(17,652)
Call—Crown Castle, Inc.	Goldman Sachs International	107.62	1/19/24	(1,614)	(185,917)	(3,089)	(13,509)

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2023

Over-the-Counter
Option Contracts—(Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount (l)	Premiums Received	Value
Call—Iron Mountain, Inc.	Goldman Sachs International	$64.61	1/19/24	(2,141)	$(149,827)	$(1,845)	$(12,132)
Call—Welltower, Inc.	Goldman Sachs International	89.90	1/19/24	(10,614)	(957,064)	(21,728)	(21,348)
Call—WP Carey, Inc.	Goldman Sachs International	58.94	1/19/24	(1,553)	(100,650)	(902)	(9,525)
Call—Extra Space Storage, Inc.	Goldman Sachs International	133.81	1/19/24	(770)	(123,454)	(1,895)	(20,764)
Call—Prologis, Inc.	Goldman Sachs International	114.33	1/19/24	(7,118)	(948,829)	(16,205)	(138,412)
Call—Public Storage	Goldman Sachs International	263.94	1/19/24	(866)	(264,130)	(4,960)	(36,388)
Call—Lamar Advertising Co.	Goldman Sachs International	99.46	1/19/24	(215)	(22,850)	(464)	(1,590)
Call—Realty Income Corp.	Goldman Sachs International	54.53	1/19/24	(7,522)	(431,913)	(5,776)	(24,524)
Call—UDR, Inc.	Goldman Sachs International	34.34	1/19/24	(2,089)	(79,988)	(836)	(7,754)
Call—Simon Property Group, Inc.	Goldman Sachs International	123.30	1/19/24	(5,543)	(790,654)	(14,372)	(110,048)
Call—Digital Realty Trust, Inc.	Goldman Sachs International	139.32	1/19/24	(6,624)	(891,458)	(22,169)	(7,864)
Call—VICI Properties, Inc.	Goldman Sachs International	29.17	1/19/24	(9,185)	(292,818)	(3,788)	(26,462)
Call—Americold Realty Trust, Inc.	Goldman Sachs International	28.42	1/19/24	(8,324)	(251,967)	(4,727)	(18,128)
Call—Invitation Homes, Inc.	Goldman Sachs International	34.74	1/19/24	(16,511)	(563,190)	(9,462)	(6,597)
Call—Host Hotels & Resorts, Inc.	Goldman Sachs International	17.73	1/19/24	(4,690)	(91,314)	(1,176)	(7,560)
Call—Host Hotels & Resorts, Inc.	Goldman Sachs International	19.86	2/16/24	(6,089)	(118,553)	(2,047)	(2,597)
Call—VICI Properties, Inc.	Goldman Sachs International	31.87	2/16/24	(11,898)	(379,308)	(7,122)	(11,403)
Call—Public Storage	Goldman Sachs International	297.89	2/16/24	(538)	(164,090)	(3,817)	(8,020)
Call—Realty Income Corp.	Goldman Sachs International	59.35	2/16/24	(7,766)	(445,924)	(5,535)	(6,184)
Call—Digital Realty Trust, Inc.	Goldman Sachs International	141.82	2/16/24	(7,945)	(1,069,238)	(21,181)	(20,915)

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2023

Over-the-Counter
Option Contracts—(Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount (l)	Premiums Received	Value
Call—Simon Property Group, Inc.	Goldman Sachs International	$147.53	2/16/24	(5,957)	$(849,707)	$(27,714)	$(18,769)
Call—Mid-America Apartment Communities, Inc.	Goldman Sachs International	139.50	2/16/24	(1,149)	(154,495)	(2,679)	(2,416)
Call—Iron Mountain, Inc.	Goldman Sachs International	70.57	2/16/24	(5,602)	(392,028)	(6,833)	(11,082)
Call—Equinix, Inc.	Goldman Sachs International	825.43	2/16/24	(713)	(574,243)	(15,295)	(13,693)
Call—SBA Communications Corp.	Goldman Sachs International	261.91	2/16/24	(1,640)	(416,052)	(9,728)	(11,735)
Call—Invitation Homes, Inc.	Goldman Sachs International	34.76	2/16/24	(11,436)	(390,082)	(10,625)	(9,961)
Call—Welltower, Inc.	Goldman Sachs International	93.70	2/16/24	(12,724)	(1,147,323)	(29,550)	(22,583)
Call—WP Carey, Inc.	Goldman Sachs International	67.35	2/16/24	(1,967)	(127,481)	(2,014)	(2,254)
Call—Crown Castle, Inc.	Goldman Sachs International	120.63	2/16/24	(1,911)	(220,128)	(4,300)	(4,440)
Call—Camden Property Trust	Goldman Sachs International	106.07	2/16/24	(3,149)	(312,664)	(2,739)	(3,741)
Call—American Tower Corp.	Goldman Sachs International	220.85	2/16/24	(4,414)	(952,894)	(20,208)	(24,647)
Call—Prologis, Inc.	Goldman Sachs International	138.56	2/16/24	(5,978)	(796,867)	(23,300)	(14,710)
				(186,991)	$(16,956,550)	$(349,949)	$(766,360)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$ 37,000,000	2.201%	Monthly	5.400% (m)	Monthly	10/1/25	$1,316,719	$ —	$1,316,719
14,500,000	2.360%	Monthly	5.400% (m)	Monthly	12/18/25	473,857	—	473,857
37,000,000	1.957%	Monthly	5.400% (m)	Monthly	3/1/26	1,630,597	—	1,630,597
37,000,000	1.557%	Monthly	5.400% (m)	Monthly	3/1/27	2,440,431	—	2,440,431

						$5,861,604	$ —	$5,861,604

The total amount of all interest rate swap contracts as presented in the table above is representative of the volume of activity for this derivative type during the year ended December 31, 2023.

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2023

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	618,256	USD	674,279	1/3/24	$(8,245)
Brown Brothers Harriman	EUR	26,437	USD	28,904	1/3/24	(281)
Brown Brothers Harriman	GBP	775,401	USD	978,665	1/3/24	(9,700)
Brown Brothers Harriman	USD	247,658	EUR	224,218	1/3/24	(132)
Brown Brothers Harriman	USD	231,534	EUR	210,646	1/3/24	1,009
Brown Brothers Harriman	USD	230,117	EUR	209,829	1/3/24	1,524
Brown Brothers Harriman	USD	988,380	GBP	775,401	1/3/24	(15)
Brown Brothers Harriman	EUR	225,701	USD	249,567	2/2/24	111
Brown Brothers Harriman	GBP	782,878	USD	997,989	2/2/24	(69)
						$(15,798)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	British Pound
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

SCHEDULE OF INVESTMENTS—(Continued)
December 31, 2023

Note: Percentages indicated are based on the net assets of the Fund.
(a)	All or a portion of the security is pledged in connection with written option contracts. $48,789,281 in aggregate has been pledged as collateral.
(b)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $302,490,908 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Variable rate. Rate shown is in effect at December 31, 2023.
(e)	Security converts to floating rate after the indicated fixed–rate coupon period.
(f)
Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $34,080,438 which represents 12.7% of the net assets of the Fund (8.3% of the managed assets of the Fund).

(g)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $17,514,156 which represents 6.5% of the net assets of the Fund, of which 0.0% are illiquid.

(h)
Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $8,819,060 which represents 3.3% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Non-income producing security.
(j)	Security is in default.
(k)	Rate quoted represents the annualized seven-day yield.
(l)	Represents number of contracts multiplied by notional contract size multiplied by the underlying price.
(m)	Based on USD-SOFR-OIS. Represents rates in effect at December 31, 2023.

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

ASSETS:
Investments in securities, at value (Identified cost—$399,635,818)	$406,836,046
Cash collateral pledged for interest rate swap contracts	2,030,040
Cash collateral pledged for over-the-counter option contracts	790,000
Foreign currency, at value (Identified cost—$62,579)	62,836
Receivable for:
Investment securities sold	2,854,420
Dividends and interest	2,771,300
Unrealized appreciation on forward foreign currency exchange contracts	2,644
Other assets	5,479

Total Assets	415,352,765

LIABILITIES:
Written option contracts, at value (Premiums received—$890,525)	1,805,052
Unrealized depreciation on forward foreign currency exchange contracts	18,442
Payable for:
Credit agreement	141,000,000
Investment securities purchased	2,154,354
Interest expense	781,062
Investment management fees	343,533
Dividends and distributions declared	160,421
Variation margin on interest rate swap contracts	24,936
Administration fees	20,612
Trustees’ fees	35
Other liabilities	102,337

Total Liabilities	146,410,784

NET ASSETS	$268,941,981

NET ASSETS consist of:
Paid-in capital	$310,559,364
Total distributable earnings/(accumulated loss)	(41,617,383)

$268,941,981

NET ASSET VALUE PER SHARE:
($268,941,981 ÷ 16,722,406 shares outstanding)	$16.08

MARKET PRICE PER SHARE	$13.99

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(13.00)%

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2023

Investment Income:
Dividend income	$11,113,161
Interest income (net of $6,240 of foreign withholding tax)	5,483,955

Total Investment Income	16,597,116

Expenses:
Interest expense	8,703,976
Investment management fees	4,049,547
Administration fees	280,779
Professional fees	94,648
Shareholder reporting expenses	26,518
Trustees’ fees and expenses	12,309
Transfer agent fees and expenses	9,775
Custodian fees and expenses	3,748
Line of credit fees	3,029
Miscellaneous	31,483

Total Expenses	13,215,812

Net Investment Income (Loss)	3,381,304

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(37,828,242)
Written option contracts	(929,244)
Interest rate swap contracts	3,759,597
Forward foreign currency exchange contracts	(94,881)
Foreign currency transactions	5,045

Net realized gain (loss)	(35,087,725)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	65,745,414
Written option contracts	(1,471,754)
Interest rate swap contracts	(2,137,904)
Forward foreign currency exchange contracts	1,261
Foreign currency translations	1,178

Net change in unrealized appreciation (depreciation)	62,138,195

Net Realized and Unrealized Gain (Loss)	27,050,470

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,431,774

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2023	For the Period February 24, 2022 (a) through December 31, 2022
Change in Net Assets:
From Operations:
Net investment income (loss)	$3,381,304	$5,755,044
Net realized gain (loss)	(35,087,725)	(14,710,246)
Net change in unrealized appreciation (depreciation)	62,138,195	(50,006,228)

Net increase (decrease) in net assets resulting from operations	30,431,774	(58,961,430)

Distributions to shareholders	(7,960,570)	(6,149,815)
Tax return of capital to shareholders	(13,542,094)	(9,532,865)

Total distributions	(21,502,664)	(15,682,680)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(443,019)	335,000,000

Total increase (decrease) in net assets	8,486,091	260,355,890
Net Assets:
Beginning of period	260,455,890	100,000

End of period	$268,941,981	$260,455,890

(a)	Commencement of investment operations.

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2023

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$30,431,774
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(232,332,134)
Proceeds from sales and maturities of long-term investments	242,506,565
Net purchases, sales and maturities of short-term investments	13,188,661
Net amortization of premium on investments in securities	871,856
Net increase in dividends and interest receivable and other assets	(149,388)
Net decrease in interest expense payable, accrued expenses and other liabilities	(69,886)
Net increase in payable for variation margin on interest rate swap contracts	32,138
Net decrease in premiums received from written option contracts	(174,008)
Net change in unrealized depreciation on written option contracts	1,471,754
Net change in unrealized appreciation on investments in securities	(65,745,414)
Net change in unrealized appreciation on forward foreign currency exchange contracts	(1,261)
Net realized loss on investments in securities	37,828,242

Cash provided by operating activities	27,858,899

Cash Flows from Financing Activities:
Decrease in net assets from Fund share transactions	(443,019)
Repayment on credit agreement	(6,000,000)
Dividends and distributions paid	(21,573,039)

Cash used for financing activities	(28,016,058)

Increase (decrease) in cash and restricted cash	(157,159)
Cash and restricted cash at beginning of year (including foreign currency)	3,040,035

Cash and restricted cash at end of year (including foreign currency)	$2,882,876

Supplemental Disclosure of Cash Flow Information:
For the year ended December 31, 2023, interest paid was $8,570,490.

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

STATEMENT OF CASH FLOWS—(Continued)
For the Year Ended December 31, 2023

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Restricted cash	$2,820,040
Foreign currency	62,836

Total cash and restricted cash shown on the Statement of Cash Flows	$2,882,876

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts and cash collateral pledged for over-the-counter option contracts.

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Data:	For the Year Ended December 31, 2023	For the Period February 24, 2022 (a) through December 31, 2022
Net asset value, beginning of period	$15.54	$20.00

Income (loss) from investment operations:

Net investment income (loss) (b)	0.20	0.40
Net realized and unrealized gain (loss)	1.59	(3.92)

Total from investment operations	1.79	(3.52)

Less dividends and distributions to shareholders from:

Net investment income	(0.47)	(0.27)
Tax return of capital	(0.81)	(0.67)

Total dividends and distributions to shareholders	(1.28)	(0.94)

Redemption fees retained by the Fund	0.03	—

Net increase (decrease) in net asset value	0.54	(4.46)

Net asset value, end of period	$16.08	$15.54

Market value, end of period	$13.99	$13.48

Total net asset value return (c)	13.59%	–17.52	% (d)

Total market value return (c)	13.93%	–28.46	% (d)

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$268.9	$260.5

Ratios to average daily net assets:

Expenses	5.09%	3.14	% (e)

Ratio of expenses to average daily net assets (excluding interest expense)	1.74%	1.74	% (e)

Ratio of net investment income (loss) to average daily net assets	1.30%	2.32	% (e)

Ratio of expenses to average daily managed assets (f)	3.26%	2.13	% (e)

Portfolio turnover rate	59%	38	% (d)

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

FINANCIAL HIGHLIGHTS—(Continued)

Revolving Credit Agreement	For the Year Ended December 31, 2023	For the Period February 24, 2022 (a) through December 31, 2022
Asset coverage ratio for revolving credit agreement	291%	277%

Asset coverage per $1,000 for revolving credit agreement	$2,907	$2,772

Amount of loan outstanding (in millions)	$141.0	$147.0

(a)	Commencement of investment operations.
(b)	Calculation based on average shares outstanding.
(c)
Total net asset value return measures the change in net asset value per share over the year indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(d)	Not annualized.
(e)	Ratios for periods less than one year are annualized.
(f)	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

NOTES TO FINANCIAL STATEMENTS
Note 1. Organization and Significant Accounting Policies
Cohen & Steers Real Estate Opportunities and Income Fund, a Maryland statutory trust (the Fund), was organized on April 26, 2021, and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified,
closed-end
management statutory trust. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation. The Fund had no assets until January 6, 2022, when it sold 5,000 shares for $100,000 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on February 24, 2022.
The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund expects to occur on or about February 23, 2034 (the Dissolution Date); provided that the Fund’s Board of Trustees may, by a vote of the majority of the Board of Trustees and seventy-five percent (75%) of the members of the Board of Trustees of who either (i) have been a member of the Board of Trustees for a period of at least thirty-six
months (or since the commencement of the Fund’s operations, if less than thirty-six
months) or (ii) were nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees (a Board Action Vote), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional one year, to a date up to and including two years after the initial Dissolution Date, which later date shall then become the Dissolution Date.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation:
Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service.
Over-the-counter
(OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.
Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

NOTES TO FINANCIAL STATEMENTS—(Continued)

exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain
non-U.S.
equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.
Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by the investment manager to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.
Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.
Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end
mutual funds are valued at net asset value (NAV).
The Board of Trustees has designated the investment manager as the Fund’s “Valuation Designee” under Rule
2a-5
under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

NOTES TO FINANCIAL STATEMENTS—(Continued)

based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.
For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.
The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$282,929,213	$—	$—	$282,929,213
Exchange-Traded Funds	2,321,100	—	—	2,321,100
Preferred Securities— Exchange-Traded	23,252,804	—	—	23,252,804
Preferred Securities—Over-the-Counter	—	88,490,515	—	88,490,515
Corporate Bonds	—	6,656,180	—	6,656,180
Short-Term Investments	—	3,186,234	—	3,186,234

Total Investments in Securities (a)	$308,503,117	$98,332,929	$—	$406,836,046

Forward Foreign Currency Exchange Contracts	$—	$2,644	$—	$2,644
Interest Rate Swap Contracts	—	5,861,604	—	5,861,604

Total Derivative Assets (a)	$—	$5,864,248	$—	$5,864,248

Forward Foreign Currency Exchange Contracts	$—	$(18,442)	$—	$(18,442)
Written Option Contracts	(843,500)	(961,552)	—	(1,805,052)

Total Derivative Liabilities (a)	$(843,500)	$(979,994)	$—	$(1,823,494)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.
Security Transactions and Investment Income:
Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend
date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend
date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
Cash:
For the purposes of the Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

NOTES TO FINANCIAL STATEMENTS—(Continued)

Foreign Currency Translation
:
The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.
Forward Foreign Currency Exchange Contracts
:
The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its
non-U.S.
dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.
Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.
Option Contracts
:
The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market
to reflect the current market value of the option written. When an option

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

NOTES TO FINANCIAL STATEMENTS—(Continued)

expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investments. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.
Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.
Centrally Cleared Interest Rate Swap Contracts
:
The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market
daily and changes in the value are recorded as unrealized appreciation (depreciation).
Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

NOTES TO FINANCIAL STATEMENTS—(Continued)

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Dividends and Distributions to Shareholders:
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend
date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.
Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2023, a significant portion of the dividends has been reclassified to distributions from tax return of capital.
Distributions Subsequent to December 31, 2023
:
The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
1/16/24	1/17/24	1/31/24	$0.110
2/13/24	2/14/24	2/29/24	$0.110
3/12/24	3/13/24	3/28/24	$0.110
Income Taxes:
It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividends and interest income from holdings in
non-U.S.
securities are recorded net of
non-U.S.
taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in
non-U.S.
jurisdictions in which it trades for the current tax year and has concluded that as of December 31, 2023, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the current tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.
Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates
Investment Management Fees
:
Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

NOTES TO FINANCIAL STATEMENTS—(Continued)

agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day
investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Trustees.
For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund, if any.
Administration Fees
:
The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the year ended December 31, 2023, the Fund incurred $242,973 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator
under a fund accounting and administration agreement.
Trustees’ and Officers’ Fees:
Certain trustees and officers of the Fund are also trustees, officers and/or employees of the investment manager. The Fund does not pay compensation to trustees and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $2,898 for the year ended December 31, 2023.
Note 3. Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2023, totaled $233,100,026 and $238,742,666, respectively.
Note 4. Derivative Investments
The following tables present the value of derivatives held at December 31, 2023 and the effect of derivatives held during the year ended December 31, 2023, along with the respective location in the financial statements.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Exchange-Traded (a)	—	$—	Written option contracts, at value	$1,038,692
Written Option Contracts—Over-the-Counter	—	—	Written option contracts, at value	766,360
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts (b)	Unrealized appreciation	2,644	Unrealized depreciation	18,442
Interest Rate Risk:
Interest Rate Swap Contracts (a)	—	—	Payable for variation margin on interest rate swap contracts	5,861,604	(c)

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.
(c)
Amount represents the cumulative net appreciation (depreciation) on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin payable to the broker.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts (a)	Net Realized and Unrealized Gain (Loss)	$(34,287)	$—
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	(929,244)	(1,471,754)
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(94,881)	1,261
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	3,759,597	(2,137,904)

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

NOTES TO FINANCIAL STATEMENTS—(Continued)

At December 31, 2023, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts—Over-the-Counter	$—	$766,360
The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of December 31, 2023:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Goldman Sachs International	$766,360	$—	$(766,360)	$—

(a)	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
(b)	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.
The following summarizes the monthly average volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the year ended December 31, 2023:

	Purchased Option Contracts (a)(b)	Written Option Contracts (a)(b)	Forward Foreign Currency Exchange Contracts (b)
Average Notional Amount	$1,177,430	$75,754,848	$1,912,825

(a)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.
(b)
Average notional amounts represent the average for all months in which the Fund had option contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents one month for purchased options contracts, twelve months for written option contracts and twelve months for forward foreign currency exchange contracts.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Income Tax Information
The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31, 2023	For the Period February 24, 2022 (a) through December 31, 2022
Ordinary income	$7,960,570	$6,149,815
Tax return of capital	13,542,094	9,532,865

Total dividends and distributions	$21,502,664	$15,682,680

(a)	Commencement of investment operations.
As of December 31, 2023, the tax basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$402,210,199

Gross unrealized appreciation on investments	$22,081,541
Gross unrealized depreciation on investments	(12,508,305)

Net unrealized appreciation (depreciation) on investments	$9,573,236

As of December 31, 2023, the Fund has a net capital loss carryforward of $51,920,358 which may be used to offset future capital gains. The loss is comprised of $25,473,356 of short-term capital loss carryover and $26,447,002 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.
As of December 31, 2023, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, certain REIT dividends and fixed income securities and permanent book/tax differences primarily attributable to certain fixed-income securities. To reflect reclassifications arising from the permanent differences, paid-in
capital was credited $191,835 and total distributable earnings/(accumulated loss) was charged $191,835. Net assets were not affected by this reclassification.
Note 6. Capital Stock
Under the Amended and Restated Declaration of Trust, the Fund is authorized to issue an unlimited number of shares of beneficial interest. On February 24, 2022, the Fund completed the initial public offering of 15,250,000 shares of common stock. Proceeds paid to the Fund amounted to approximately $305,000,000. In connection with the Fund’s initial public offering, the Fund granted the underwriters an option to purchase an additional 2,287,500 shares of common stock at the public offering price of $20.00 per share within 45 days of the date of the Fund’s prospectus, February 23, 2022 (the overallotment option). On March 25, 2022, the overallotment option was partially exercised,

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

NOTES TO FINANCIAL STATEMENTS—(Continued)

whereby underwriters exercised this option to purchase 1,500,000 shares of common stock. Proceeds paid to the Fund amounted to $30,000,000.
During the year ended December 31, 2023, the Fund issued no shares of common stock for the reinvestment of dividends. During the period February 24, 2022 (commencement of investment operations) through December 31, 2022, the Fund issued no shares of common stock for the reinvestment of dividends.
On December 13, 2022, the Board of Trustees approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2023 through December 31, 2023.
During the year ended December 31, 2023, the Fund repurchased 32,594 shares of common stock for $443,019.
On December 12, 2023, the Board of Trustees approved the continuation of the Share Repurchase Program, which allows the Fund to repurchase up to 10% of the Fund’s common shares outstanding as of January 1, 2024 through December 31, 2024. There is no assurance that the Fund will repurchase shares in any particular amounts or at all.
Note 7. Borrowings
The Fund entered into a $147,000,000 margin loan and security agreement (the loan agreement) with Bank of America, N.A. (Bank of America). Borrowings under the loan agreement bear interest based on the Secured Overnight Financing Rate (SOFR) and a fixed rate. The Fund may also pay a fee of 0.20% per annum, on any unutilized portion of the loan agreement. The loan agreement has a
360-day
evergreen provision whereby Bank of America may terminate this agreement upon 360 days’ notice, but the Fund may terminate on 60 days’ notice to Bank of America. The Fund is required to pledge securities and/or cash as collateral. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the loan agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the loan agreement, necessitating the sale of portfolio securities at potentially inopportune times.
As of December 31, 2023, the Fund had outstanding borrowings of $141,000,000 at a current rate of 6.3%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the year ended December 31, 2023, the Fund borrowed an average daily balance of $145,504,110 at a weighted average borrowing cost of 5.9%.
Effective January 1, 2024, the loan agreement was amended to reduce the margin upon which the financing charge is calculated.
Note 8. Other
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 9. New Accounting Pronouncement
In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update
No. 2021-01
(ASU
2021-01),
“Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update
No. 2022-06
(ASU
2022-06),
“Reference Rate Reform (Topic 848)”. ASU
2022-06
and ASU
2021-01
are updates to ASU
2020-04,
which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU
2020-04
provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU
2020-04
is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU
2021-01
update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU
2022-06
update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU
2022-06
defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in these updates are effective immediately through December 31, 2024, for all entities. Management has concluded that ASU
2021-01
or ASU
2022-06
did not have a material impact on the financial statements.
Note 10. Subsequent Events
Management has evaluated events and transactions occurring after December 31, 2023 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of
Cohen & Steers Real Estate Opportunities and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Real Estate Opportunities and Income Fund (the “Fund”) as of December 31, 2023, the related statements of operations and cash flows for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2023 and for the period February 24, 2022 (commencement of investment operations) through December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for the year ended December 31, 2023 and for the period February 24, 2022 (commencement of investment operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
February 27, 2024
We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

(The following pages are unaudited)
TAX INFORMATION—2023
For the calendar year ended December 31, 2023, for individual taxpayers, the Fund designates $6,496,292 as qualified dividend income eligible for reduced tax rates and $3,240,484 as qualified business income eligible for the 20% deduction. In addition, for corporate taxpayers, 42.33% of the ordinary dividends paid qualified for the dividends received deduction (DRD).
REINVESTMENT PLAN
The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan (the Reinvestment Plan). Each common shareholder who participates in the Reinvestment Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Reinvestment Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Reinvestment Plan.
The Plan Agent serves as agent for the shareholders in administering the Reinvestment Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.
The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the NAV per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.
If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.
Participants in the Reinvestment Plan may withdraw from the Reinvestment Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

The Plan Agent’s fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.
The Fund reserves the right to amend or terminate the Reinvestment Plan. All correspondence concerning the Reinvestment Plan should be directed to the Plan Agent at 800-432-8224.
OTHER INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-277-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-277-0757 or (ii) on the SEC’s website at http://www.sec.gov.
Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-277-0757 or (ii) on the SEC’s website at http://www.sec.gov.
Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.
Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

The following information in this annual shareholder report is a summary of certain information about the Fund. This information may not reflect all of the changes that have occurred since you purchased the Fund.
Changes to the Portfolio Management Team
William F. Scapell has announced his intention to retire from the investment manager on August 1, 2024. Effective August 1, 2024, William F. Scapell will no longer serve as a portfolio manager of the Fund. Elaine Zaharis-Nikas, Jerry Dorost, Mathew Kirschner, Yigal Jhirad and Jason Yablon will continue to serve as portfolio managers of the Fund.
CURRENT INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT POLICIES AND PRINCIPAL
RISKS OF THE FUND
The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares.
Investment Objectives
Cohen & Steers Real Estate Opportunities and Income Fund (the “Fund”) is a
non-diversified, closed-end management
investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation. The Fund’s investment objectives and investment policies are considered non-fundamental
and may be changed by the Fund’s Board of Trustees without shareholder approval. However, the Fund’s investment objectives and its policy of investing, under normal market conditions, at least 80% of its managed assets in (i) real estate-related investments, and (ii) preferred and other income securities may only be changed upon 60 days’ prior written notice to the Fund’s shareholders.
Investment Strategies
The Investment Manager adheres to a
bottom-up,
relative value investment process when selecting publicly traded real estate securities. To guide the portfolio construction process, the Investment Manager utilizes a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net
asset value (“NAV”), cash flow multiple/growth ratios and a dividend discount model (“DDM”). The Investment Manager also identifies cyclical and secular trends across sectors and geographies to actively source potential investment opportunities. Cyclical opportunities relates to real estate sectors which may benefit from varying business cycles and phases. Secular opportunities relates to real estate sectors which generally are less affected by short-term trends. Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and DDM estimates. The company research process includes an evaluation of the commercial real estate supply and demand dynamics, management, strategy, property quality, financial strength and corporate structure. Judgments with respect to risk control, geographic and property sector diversification, liquidity and other factors are considered, along with the models’ output and drive the portfolio managers’ investment decisions. The Fund will not seek to achieve specific environmental, social or governance (“ESG”) outcomes through its portfolio of investments, nor will it pursue an overall impact or sustainable investment strategy. However, the Investment Manager will incorporate consideration of relevant ESG factors into its investment decision making.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

In making investment decisions with respect to preferred securities and debt securities, the Investment Manager seeks to select what it believes are superior securities (
i.e.,
securities the investment manager views as undervalued on the basis of risk and return profiles). In making this determination, the investment manager evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the investment manager considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. The Fund will not seek to achieve specific ESG outcomes through its portfolio of investments, nor will it pursue an overall impact or sustainable investment strategy. However, the Investment Manager will incorporate consideration of relevant ESG factors into its investment decision making.
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in (i) real estate-related investments, and (ii) preferred and other income securities. The Fund’s real estate-related investments may include, for example, common stocks; rights or warrants to purchase common stocks; securities convertible into common stocks where the conversion feature represents, in the Investment Manager’s view, a significant element of the securities’ value; equity units; traditional preferred securities; hybrid-preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating-rate and fixed-to-floating-rate
preferred securities; fixed- and floating-rate corporate debt securities; convertible securities; contingent capital securities (“CoCos”); real estate investment trusts (“REITs”) and similar REIT-like entities; private investments in public equity (“PIPEs”); real estate private placements, securities issued by real estate companies prior to an IPO, and securities of other closed-end
funds,
open-end
funds, ETFs and other types of pooled investment vehicles. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans to the Fund from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any Reverse Repurchase Agreements entered into by the Fund.
The Fund defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate. The Fund may invest in equity REITs, mortgage REITs and/or hybrid REITs. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their income and otherwise comply with the requirements of the Code. As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund seeks to use these REIT dividends in an effort to meet its primary objective of high current income.
The Fund may invest up to 40% of its Managed Assets in preferred and other income securities issued by any U.S. and
non-U.S.
companies, which may be either exchange-traded or available
over-the-counter
(“OTC”). The Fund may invest in preferred and debt securities of any maturity. The Fund is permitted to invest up to 25% of its Managed Assets in debt securities that at the time of investment are rated below investment grade (lower than
“BBB-”
by S&P Global Ratings (“S&P”) or lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”)), but no lower than “CCC” by S&P or “Caa” by Moody’s, and, if unrated, determined by the Investment Manager to be of comparable quality. Below investment grade securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. The issuers of these securities have a currently identifiable vulnerability to default and there

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

may be present elements of danger with respect to principal or interest. The Fund will not invest in securities that are in default at the time of purchase.
The Fund may not invest more than 25% of its Managed Assets in securities of issuers in any one industry, except for securities of real estate companies. The Fund defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate.
The Fund may invest in securities of
closed-end
funds,
open-end
funds, exchange-traded funds (“ETFs”) and other investment companies, to the extent permitted under Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, or any exemption granted under the 1940 Act.
The Fund intends to write (or sell) put or call options on one or more indices or a portion of its securities portfolio with the intention of earning option premiums in order to seek to enhance current income. In addition, the Fund may write call options if it desires to exit a position when the price of the underlying security rises to a particular level or it may write put options if it desires to acquire an investment at a price below the market price. The Fund may also engage in these transactions in an effort to profit from market movements. The options that the Fund writes may be covered or uncovered. The Fund may not be able to enter into derivatives transactions at the times or prices desired, which could limit its ability to implement its options strategy. The extent to which the Fund uses the Options Strategy, if at all, will be based on market conditions and will vary from time to time. In addition, the Fund may, but is not required to, use, without limit, various derivatives transactions to seek to generate return, facilitate portfolio management and mitigate risks.
The Fund is
non-diversified
and as a result may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund.
The Fund may invest without limit in securities of
non-U.S.
companies, which may be
non-U.S.
dollar-denominated, including securities of companies domiciled in emerging markets. The Fund may also invest in securities of foreign companies in the form of ADRs, GDRs and EDRs. Generally, ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designed for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets. The Fund may invest in foreign issuers in both developed and emerging markets.
The Fund may invest up to 20% of its Managed Assets in CoCos. CoCos are debt or preferred securities with loss absorption characteristics that provide for an automatic write-down of the principal amount or value of securities or the mandatory conversion into common shares of the issuer under certain circumstances. A mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor (worsening the Fund’s standing in a bankruptcy). In addition, some CoCos provide for an automatic write-down of capital under such circumstances.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

The Fund may invest in investments that are illiquid (
i.e.,
securities that may be difficult to sell at a desirable time or price). There is no limit on the percentage of the Fund’s assets that may be invested in illiquid securities. The Investment Manager will be responsible for the day-to-day
determination of the illiquidity of any security held by the Fund. The Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (
e.g.,
certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.
The Fund is authorized to purchase, sell or enter into any derivative contract or option on a derivative contract, transaction or instrument including, without limitation, various interest rate transactions such as swaps, caps, floors or collars, and foreign currency transactions, such as foreign currency forward contracts, futures contracts, options, swaps and other similar transactions in connection with its investments in securities of
non-U.S.
companies. The Fund’s primary uses of derivative contracts will be to execute the Fund’s options strategy and to enter into interest rate hedging transactions in order to reduce the interest rate risk inherent in the Fund’s investments, foreign currency hedging transactions in order to reduce foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date).
The Fund may invest in securities of other investment companies, including open-end
funds,
closed-end
funds or ETFs, to the extent permitted under Section 12(d)(1) of the “1940 Act”, and the rules promulgated thereunder, or any exemption granted to the Fund under the 1940 Act. The Fund may also invest in pooled investment vehicles other than registered investment companies that rely on exemptions from registration pursuant to Section 3(c) of the 1940 Act, including, for example, real estate-related companies relying on Section 3(c)(5). The Fund will not invest more than 15% of its net assets in pooled investment vehicles that would be investment companies, as defined in Section 3 of the 1940 Act, but for Section 3(c)(1) or 3(c)(7) of the 1940 Act, provided, however, that such limitation does not apply to REITs and asset-backed issuers, including, without limitation, CLOs, CBOs and other CDOs, residential mortgage-backed securities (“RMBS”), CMBS, CMOs and tender option bonds.
Certain securities in which the Fund may invest are Rule 144A Securities. Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers.
The Fund may invest in the securities of U.S.
and non-U.S. issuers
that are issued
through non-U.S. offerings
without registration with the SEC pursuant to Regulation S under the Securities Act. Offerings of Regulation S securities may be conducted outside of the United States. Because Regulation S securities are subject to legal or contractual restrictions on resale, certain Regulation S securities may be considered illiquid.
The Fund may enter into short sales. The Fund must designate collateral consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked-to-market daily.
If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as,

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

and equal in amount to, the securities sold short (which sales are commonly referred to as short sales against the box), the above requirements are not applicable.
For temporary defensive purposes or to keep cash on hand fully invested, and following the offering of the Common Shares pending investment in securities that meet the Fund’s investment objectives, the Fund may invest up to 100% of its total assets in cash, cash equivalents, government securities and short-term fixed-income securities. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objectives.
The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of high quality short-term debt securities, including, without limitation, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements relating to such obligations and commercial paper.
Use of Leverage
The Fund currently seeks to enhance the level of its distributions and total return through the use of leverage. Under normal market conditions, under the 1940 Act, the Fund may borrow in an amount up to 33 1/3% (as measured immediately after such borrowing) of its Managed Assets through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”). However, the Fund may utilize leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Investment Manager’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities. The Fund may borrow in both U.S. and foreign
(non-U.S.)
currencies, and may use derivatives and other transactions to seek to manage any interest rate risk or currency exposure associated with its use of leverage. Although the Fund currently does not intend to do so, the Fund also may use leverage through the issuance of preferred shares in an aggregate amount of up to 50% of the Fund’s Managed Assets as measured immediately after such issuance. In addition to Borrowings and the issuance of preferred shares, the Fund may, subject to Section 18 of the 1940 Act and the rules thereunder, enter into certain investment management strategies, such as reverse repurchase agreements or derivatives transactions, to achieve leverage. See “Leverage Risk” below.
Effects of Leverage.
Assuming that leverage in the form of Borrowings will represent up to 34% of the Fund’s Managed Assets and charge interest or involve payment at a rate set by an interest rate transaction at an annual rate of approximately 6.3% (rate at December 31, 2023), the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 2.15% in order to cover such interest payments or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

The following table is furnished in response to requirements of the U.S. Securities and Exchange Commission (the SEC). It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio) of
-10%,
-5%,
0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table assumes leverage in an aggregate amount equal to 34% of the Fund’s Managed Assets. See “Leverage Risk” below.

Assumed Portfolio Total Return	–10%	–5%	0%	5%	10%
Common Share Total Return	(18.4)%	(10.8)%	(3.2)%	4.3%	11.9%
Common share total return is comprised of two elements –the net investment income of the Fund after paying expenses, including interest expenses on the Fund’s Borrowings as described above and dividend payments on any preferred shares issued by the Fund and gain and losses on the value of the securities the Fund owns. As required by the rules of the SEC, the table assumes the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those securities (including the proceeds from entering into a reverse repurchase agreement).
Principal Risks of the Fund
The Fund is a
non-diversified,
closed-end
management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.
Risk of Market Price Discount from Net Asset Value.
Shares of
closed-end
investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV, or at below or above the initial public offering price.
Investment Risk
. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk:
Your investment in Common Shares represents an indirect investment in the preferred securities, debt securities and other investments owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The Fund may utilize leverage, which magnifies this risk. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. See “Use of Leverage—Leverage Risk.”

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

Real Estate Market Risk:
The Fund will not invest in real estate directly, but will invest in securities issued by real estate companies, including REITs. However, because of its policy of concentration in the securities of companies in the real estate industry, the Fund is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage funds;
•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;
•	changes in zoning laws;
•	losses due to costs resulting from the clean-up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	leverage;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants;
•	changes in interest rates;
•	falling home prices;
•	failure of borrowers to pay their loans; early payment or restructuring of mortgage loans;
•	slower mortgage origination;
•	rising construction costs; and
•	other factors which are beyond the Fund’s control.
Thus, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.
REIT Risk:
In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Mortgage REIT Risk:
Mortgage REITs are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Investing in mortgage REITs involves certain risks related to investing in real property mortgages and mortgage-backed securities, such as interest rate risk, geographic or industry concentration or focus risk, and liquidity risk. In addition, mortgage REITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Code. No assurances can be given that a mortgage REIT in which the Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

Real Estate Cycle Risks:
Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents increase. As occupancies and rents increase, property values increase, and new development occurs. As development occurs, occupancies, rents and property values may decline. Because leases are usually entered into for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and the prices of their securities.
Limited Term and Tender Offer Risk:
Unless the limited term provision of the Fund’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes an Eligible Tender Offer and converts to perpetual existence, the Fund will terminate on or about the Dissolution Date (subject to possible extension). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a “target term” fund as its investment objective is not to return its original NAV on the Dissolution Date or in an Eligible Tender Offer. The Fund’s investment objectives and policies are not designed to seek to return to investors their initial investment on the Dissolution Date or in an Eligible Tender Offer, and such investors and investors that purchase shares after the completion of this offering may receive more or less than their original investment upon dissolution or in an Eligible Tender Offer.
Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund’s portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. Beginning one year before the Dissolution Date (the Wind-Down Period), the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy and may not achieve its investment objective. As a result, during the Wind-Down Period, the Fund’s distributions may decrease, and such distributions may include a return of capital. It is expected that common shareholders will receive cash in any liquidating distribution from the Fund regardless of their participation in the Fund’s automatic dividend reinvestment plan. However, if on the Dissolution Date the Fund owns securities for which no market exists or securities that are trading at depressed prices, such securities may be placed in a liquidating trust. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund and, in particular, losses from the disposition of illiquid securities may be significant. The disposition of portfolio investments by the Fund could also cause market prices of such instruments, and hence the NAV and market price of the common shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses.
Moreover, in conducting such portfolio transactions, the Fund may need to deviate from its investment policies and may not achieve its investment objective. The Fund’s portfolio composition may change as its portfolio holdings mature or are called or sold in anticipation of an Eligible Tender Offer or the Dissolution Date. During such period(s), it is possible that the Fund will hold a greater percentage of its total assets in shorter term and lower yielding securities and cash and cash equivalents than it would

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

otherwise, which may impede the Fund’s ability to achieve its investment objective and adversely impact the Fund’s performance and distributions to common shareholders, which may in turn adversely impact the market value of the common shares. In addition, the Fund may be required to reduce its leverage, which could also adversely impact its performance. The additional cash or cash equivalents held by the Fund could be obtained through reducing the Fund’s distributions to common shareholders and/or holding cash in lieu of reinvesting, which could limit the ability of the Fund to participate in new investment opportunities. The Fund does not limit its investments to securities having a maturity date prior to or around the Dissolution Date, which may exacerbate the foregoing risks and considerations. A common shareholder may be subject to the foregoing risks over an extended period of time, particularly if the Fund conducts an Eligible Tender Offer and is also subsequently terminated by or around the Dissolution Date.
If the Fund conducts an Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund’s outstanding leverage necessary in order to maintain the Fund’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Fund’s dissolution also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders. The tax effect of any such dispositions of portfolio investments will depend on the difference between the price at which the investments are sold and the tax basis of the Fund in the investments. Any capital gains recognized on such dispositions, as reduced by any capital losses the Fund realizes in the year of such dispositions and by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to such year, and such distributions will generally be taxable to common shareholders. If the Fund’s tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will be required to distribute to common shareholders. In addition, the Fund’s purchase of tendered common shares pursuant to a tender offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering
common shareholders.
The purchase of common shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering
common shareholders. All common shareholders remaining after a tender offer may be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered common shares. Such reduction in the Fund’s total assets may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance. Such reduction in the Fund’s total assets may also cause common shares to become thinly traded or otherwise negatively impact secondary trading of common shares. A reduction in net assets, and the corresponding increase in the Fund’s expense ratio, could result in lower returns and put the Fund at a disadvantage relative to its peers and potentially cause the Fund’s common shares to trade at a wider discount to NAV than it otherwise would. Furthermore, the portfolio of the Fund following an Eligible

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

Tender Offer could be significantly different and, therefore, common shareholders retaining an investment in the Fund could be subject to greater risk. For example, the Fund may be required to sell its more liquid, higher quality portfolio investments to purchase common shares that are tendered in an Eligible Tender Offer, which would leave a less liquid, lower quality portfolio for remaining shareholders. The prospects of an Eligible Tender Offer may attract arbitrageurs who would purchase the common shares prior to the tender offer for the sole purpose of tendering those shares which could have the effect of exacerbating the risks described herein for shareholders retaining an investment in the Fund following an Eligible Tender Offer.
The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered common shares would not result in the Fund having aggregate net assets below the Dissolution Threshold, in which case the Eligible Tender Offer will be canceled, no common shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the number of tendered common shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, the Board of Trustees may, by a Board Action Vote, eliminate the Dissolution Date without shareholder approval. Thereafter, the Fund will have a perpetual term. The investment manager may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated because the investment manager would continue to receive management fees on the remaining assets of the Fund while it remains in existence. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end
management investment companies frequently trade at a discount from their NAV, and as a result remaining common shareholders may only be able to sell their Shares at a discount to NAV.
Common Stock Risk:
Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

Preferred Securities Risk:
Under normal market conditions, the Fund may invest up to 40% of its Managed Assets in preferred and other income securities. There are various risks associated with investing in preferred securities, including those described below. In addition, the on-going
COVID-19
outbreak has increased certain risks associated with investing in preferred securities. The impact of the
COVID-19
outbreak could persist for years to come and the full impact to financial markets is not yet known. See “Geopolitical Risk” below for additional information regarding the
COVID-19
outbreak.

•
Deferral and Omission Risk.
Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

•
Credit and Subordination Risk.
Credit risk is the risk that a preferred security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•
Interest Rate Risk.
Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of government monetary policy initiatives and resulting market reaction to those initiatives. Preferred securities without maturities or with longer periods before maturity may be more sensitive to interest rate changes.

•
Prepayment and Extension Risk.
Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a preferred security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.

•
Floating-Rate and
Fixed-to-Floating-Rate
Securities Risk.
The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate
securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate
securities will decline due to lower coupon payments on floating-rate securities.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

•
Call, Reinvestment and Income Risk.
During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled, which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem preferred securities if the issuer can refinance the preferred securities at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market rates that are below the portfolio’s current earnings rate.

•
Liquidity Risk.
Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•
Limited Voting Rights Risk.
Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer’s board of trustees. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•
Special Redemption Rights.
In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may have a negative impact on the return of the security held by the Fund. See “Call, Reinvestment and Income Risk” above and “Regulatory Risk” below.

•
New Types of Securities.
From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Debt Securities Risk:
Debt securities generally present two primary types of risk—credit risk, which refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due, and interest rate risk, which is the risk that debt securities will decline in value because of changes in market interest rates. Debt securities also are subject to other similar risks as preferred securities, including call risk, extension risk and liquidity risk.
Below Investment Grade and Unrated Securities Risk
. The Fund is permitted to invest up to 25% of its Managed Assets in securities that at the time of investment are rated below investment grade (lower than
“BBB-”
by S&P or lower than “Baa3” by Moody’s), but no lower than “CCC” by S&P or “Caa” by Moody’s, and, if unrated, determined by the Investment Manager to be of comparable quality. Securities

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

rated below investment grade are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “high yield” securities or “junk” securities. These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities.
NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by an NRSRO are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. NRSROs may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.
The Fund may invest a significant portion of its assets in unrated securities (securities which are not rated by an NRSRO) if the Investment Manager determines that investment in the securities is consistent with the Fund’s investment objectives and policies. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Investment Manager may not accurately evaluate the security’s comparative credit rating. If a security is unrated, the Investment Manager will assign a rating using its own analysis of issuer quality. See “Principal Risks of the Fund—Below Investment Grade and Unrated Securities Risk” below.
Restricted and Illiquid Securities Risk.
The Fund may invest in investments that are illiquid (
i.e.,
securities that may be difficult to sell at a desirable time or price). There is no limit on the percentage of the Fund’s assets that may be invested in illiquid securities. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Restricted securities and illiquid securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the OTC markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.
Small-and
Medium-Sized
Companies Risk:
Real estate companies in the industry tend to be small to
medium-sized
companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.
Foreign
(Non-U.S.)
and Emerging Market Securities Risk:
Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;
•	different legal systems;
•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;
•	less governmental supervision;
•	regulation changes;
•	less publicly available information about foreign companies due to less rigorous disclosure and accounting standards or regulatory practices;
•	high and volatile rates of inflation;
•	foreign currency devaluation;
•	fluctuating interest rates; and
•	different accounting, auditing and financial record-keeping standards and requirements.
Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in, or with assets in such countries. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;
•	confiscatory taxation;
•	difficulty in obtaining or enforcing a court judgment;
•	economic, political or social instability; and
•	diplomatic developments that could affect investments in those countries.
In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;
•	rates of inflation;
•	capital reinvestment;
•	resources;
•	self-sufficiency; and
•	balance of payments position.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

To the extent the Fund’s investments are focused in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less geographically focused, to the risks of adverse changes in that region or country. In addition, certain investments in foreign securities also may be subject to foreign withholding or other taxes, which would reduce the Fund’s return on those securities.
The Fund may hold foreign securities of developed market issuers and emerging market issuers. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes, exchange controls, the imposition of restrictions on foreign investment, the lack of hedging instruments, and restrictions on repatriation of capital invested or from problems in security registration or settlement and custody. Furthermore, custody practices and regulations abroad may offer less protection to investors, such as the Fund, and the Fund may be limited in its ability to enforce contractual rights or obligations. Emerging securities markets and exchanges are substantially smaller, less developed, less liquid, more volatile and subject to less governmental supervision than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.
As a result of these potential risks, the Investment Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager, have had no or limited prior experience.
Foreign Currency and Currency Hedging Risk:
Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, including foreign currency forward contracts, foreign currency futures contracts, put and call options on foreign currencies and foreign currency swaps. Such transactions may reduce returns or increase volatility, perhaps substantially.
Foreign currency forward contracts, foreign currency futures contracts, over-the-counter
(OTC) options on foreign currencies and foreign currency swaps are subject to the risk of default by the counterparty and can be illiquid. These currency hedging transactions, as well as the futures contracts and exchange-listed options in which the Fund may invest, are subject to many of the risks of, and can

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Fund’s performance. Whether or not the Fund engages in currency hedging transactions, the Fund may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Use of currency hedging transactions may cause the Fund to experience losses greater than if the Fund had not engaged in such transactions.
The Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.
Convertible Securities Risk
. Although to a lesser extent than with nonconvertible fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
Contingent Capital Securities Risk:
CoCos, sometimes referred to as contingent convertible securities, are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example, an automatic write-down of principal or a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. CoCos may be subject to an automatic writedown (
i.e.,
the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. If a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances, such as an adverse event, the Fund could experience a reduced income rate, potentially to zero, as a result of the issuer’s common shares not paying a dividend. In addition, a conversion event would likely be the result of or related to the deterioration of the issuer’s financial condition (
e.g.,
a decrease in the issuer’s capital ratio) and status as a going concern, so the market price of the issuer’s common shares received by the Fund may have declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common shares would be subordinate to the issuer’s other security classes and therefore worsen the Fund’s standing in a bankruptcy proceeding. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund intends to continue to invest in CoCos issued by Swiss

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment grade securities. See “Below Investment Grade and Unrated Securities Risk.”
Options Strategy Risk:
There are various risks associated with the Fund’s Options Strategy, including those described below under “Derivatives Risk,” as well as those that are specific to trading in options, such as risks from writing covered call options and put options and writing naked call and put options. Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event, would be unable to control its losses. The Fund may not be able to enter into derivatives transactions at the times or prices desired, which could limit its ability to implement its Options Strategy.
When the Fund writes listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out an option position, and by writing a put option, the Fund assumes the risk of a decline in the underlying security or index. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. The value of options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.
The Fund may write unlisted OTC options, which differ from listed or exchange-traded options in that they are two-party
contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. In addition, the Fund’s ability to terminate OTC options may be more limited than with exchange-traded options. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.
Derivatives Risk:
Derivatives transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivatives transactions the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited.
The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives transactions. The Fund could experience losses if it were unable to liquidate a derivative position because of an illiquid secondary market. Although both OTC and exchange-traded derivatives markets may experience lack of liquidity, OTC non-standardized
derivatives transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market)
margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.
Successful use of derivatives transactions also is subject to the ability of the Investment Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of derivatives transactions may result in losses greater than if they had not been used (and a loss on a derivatives transaction position may be larger than the gain in a portfolio position being hedged), may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by the Fund as premiums and cash or other assets held as collateral with respect to derivatives transactions may not otherwise be available to the Fund for investment purposes. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

The Fund may enter into swap, cap or other transactions to attempt to protect itself from increasing interest or dividend expenses resulting from increasing short-term interest rates on any leverage it incurs or increasing interest rates on securities held in its portfolio. A decline in interest rates may result in a decline in the value of the transaction, which may result in a decline in the NAV of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the NAV of the Fund. Depending on the state of interest rates in general, the use of interest rate hedging transactions could enhance or harm the overall performance of the Common Shares.
In the event the Fund enters into forward currency contracts for hedging purposes, the Fund will be subject to currency exchange rates risk. Currency exchange rates may fluctuate significantly over short periods of time and also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund’s success in these transactions will depend principally on the ability of the Investment Manager to predict accurately future foreign currency exchange rates.
The Fund’s investments in forward currency contracts and interest rate swaps would subject the Fund to risks specific to derivatives transactions, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. Furthermore, the ability to successfully use derivative instruments depends on the ability of the Investment Manager to predict pertinent market movements, which cannot be assured. Thus, the use of derivative instruments for hedging, currency or interest rate management, or other purposes may result in losses greater than if they had not been used
Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.
The Fund will be subject to credit risk with respect to the counterparties to certain derivatives transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated OTC transactions. Each party to an OTC derivative bears the risk that the counterparty will default.
If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives transactions is generally lower than for uncleared OTC derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy their obligations to the Fund.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. The Investment Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund. Even if the Fund does hedge, the costs of such hedging transactions will reduce the Fund’s return.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

The U.S. government has enacted legislation that provides for regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect the Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Since these requirements are evolving, their impact on the Fund remains unclear. These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. See also “Regulatory Risk”.
Interest Rate Transactions Risk
. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund.
Counterparty Risk:
The Fund will be subject to credit risk with respect to the counterparties to derivatives transactions entered into by the Fund. If a counterparty, including a futures commission merchant or central clearing party, becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Mortgage- and Asset-Backed Securities Risk:
The risks associated with mortgage-related securities include: (1) credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; (2) adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties; (3) prepayment risk, which can lead to significant fluctuations in value of the mortgage-related security; (4) loss of all or part of the premium, if any, paid; and (5) decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Asset-backed securities involve certain risks in addition to those presented by mortgage-related securities: (1) primarily, these securities do not have the benefit of the same security interest in the underlying collateral as mortgage-related securities and are more dependent on the borrower’s ability to pay; (2) credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due; and (3) most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If these obligations are sold to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. There is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.
Other Investment Companies Risk.
To the extent the Fund invests a portion of its assets in investment companies, including open-end
funds,
closed-end
funds, ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment companies’ portfolio securities,

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed-end
funds also generally include the risks associated with the Fund’s structure as a closed-end
investment company, including market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.
In addition, investments in
closed-end
funds may be subject to dilution risk, which is the risk that strategies employed by a closed-end
fund, such as rights offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired.
The SEC has adopted Rule
12d1-4
permitting fund of fund arrangements subject to various conditions, and rescinding the present rule and certain exemptive relief previously granted. Rule
12d1-4
may adversely affect the Fund’s ability to invest in other investment companies and could also significantly affect the Fund’s ability to redeem its investments in other investment companies, making such investments less attractive. The effects of rule and other regulatory changes are not known as of the date of this report, but they could impact the Fund’s ability to achieve its desired investment strategies or cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.
Rule 144A Securities Risk:
Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers. Institutional markets for Rule 144A Securities that exist or may develop may provide both readily ascertainable values for such securities and the ability to promptly sell such securities. However, if there are an insufficient number of qualified institutional buyers interested in purchasing Rule 144A Securities held by the Fund, the Fund will be subject to increased liquidity risk and thus may not be able to sell the Rule 144A Securities at a desirable time or price.
Regulation S Securities Risk:
Regulation S securities are offered through
non-U.S.
offerings without registration with the SEC pursuant to Regulation S of the Securities Act. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Because Regulation S securities are generally less liquid than registered securities, the Fund may take longer to liquidate these positions than publicly traded securities or may not be able to sell them at the price desired. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded or otherwise offered in the United States. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in losses to the Fund.
Leverage Risk:
The Fund currently intends to seek to enhance the level of its distributions and total return through the use of leverage. Under normal market conditions, the Fund generally expects to utilize leverage in an amount equal to approximately 30% of Managed Assets (under the 1940 Act, the Fund may borrow in an amount up to 33 1/3% of its Managed Assets as measured immediately after such borrowing) through borrowings, including loans from certain financial institutions and/or the issuance of debt securities. However, the Fund may utilize leverage opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time (
i.e.
, higher or lower than the anticipated approximate 30% level noted above) based on the Investment Manager’s assessment of the yield curve environment, interest rate trends, market conditions and other

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

factors. The Fund may also engage in leverage up to the maximum permitted by the 1940 Act through the issuance of Preferred Shares. The Fund also is permitted to enter into Reverse Repurchase Agreements, the proceeds of which may be used for leverage.
Certain other investment strategies, such as short sales or the use of derivatives, may also be considered a form of economic leverage and may be subject to the risks associated with the use of leverage. Leverage is a speculative technique and there are special risks and costs associated with leveraging. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders, including (i) the likelihood of greater volatility of NAV, market price and dividend rate of the Common Shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in the interest or dividend rates that the Fund must pay on any leverage will reduce the return on the holders of the Common Shares; (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares; and (iv) leverage may increase operating costs, which may reduce total return. If the Fund utilizes leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which include the principal amount of outstanding Borrowings, the liquidation preference of Preferred Shares, if any, and the proceeds of any Reverse Repurchase Agreements. The Fund may borrow in foreign currencies, which will expose the Fund to foreign currency risk. See “Foreign Currency and Currency Hedging Risk.” Any such exposure is subject to the risk that the U.S. dollar will decline in value relative to the currency in which the Fund has borrowed, in which case the Fund will be worse off than if it had borrowed in U.S. dollars. Similar risks may apply if the Fund engages in leveraging transactions through the use of derivatives.
Many of the real estate investments in which the Fund directly or indirectly will invest will also employ leverage. These investments may include direct or indirect interests in public or private companies with highly leveraged capital structures. The cumulative effect of the use of leverage by the Fund or the real estate investments in which the Fund invests could result in substantial losses, exceeding those that would have been incurred had leverage not been employed, which may impede the Fund’s ability to achieve its investment objective and decrease returns to shareholders.
Valuation Risk:
The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses.
Within the parameters of the Fund’s valuation guidelines, the valuation methodologies used to value certain of the Fund’s assets, in particular the Fund’s assets that are not traded on established securities exchanges, will involve subjective judgments and projections that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Investment Manager. Rapidly changing market conditions or material events may not be immediately reflected in our daily NAV.
Tax Risk
. The Fund may invest in preferred securities or other securities, the Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

difficult for the Fund to comply with the tax requirements applicable to RICs if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS.
Active Management Risk
. As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the investment manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
Potential Conflicts of Interest Risk:
The Investment Manager and its affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. The Investment Manager and its affiliates may provide investment management services to other funds and discretionary managed 45 accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, the Investment Manager and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Manager nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, other accounts of the Investment Manager and its affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of other accounts managed by the Investment Manager or its affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the proprietary or other accounts managed by the Investment Manager or its affiliates achieve profits. The Investment Manager has informed the Fund’s Board of Trustees that the investment professionals associated with the Investment Manager are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. The Investment Manager and its affiliates have adopted policies and procedures designed to address potential conflicts of interests and to allocate investments among the accounts managed by the Investment Manager and its affiliates in a fair and equitable manner. The Fund depends to a significant extent on the Investment Manager’s access to the investment professionals and senior management of the Investment Manager and the information and deal flow generated by the Investment Manager’s investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Investment Manager source, evaluate, analyze and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of the senior management team and investment professionals of the Investment Manager.
Dependence on Key Personnel Risk:
The Investment Manager is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Investment Manager were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Investment Manager might not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds. In addition, the performance of the Fund may also depend on the experience and expertise of individuals who become associated with the Investment Manager in the future. Additionally, the Fund will be exposed to these risks with respect to the managers of any pooled investment vehicles in which the Fund invests.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

Portfolio Turnover Risk:
The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to Common Shareholders, would be taxable to such shareholders as ordinary income.
Non-Diversified
Status Risk:
Because the Fund, as a
non-diversified
investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.
Anti-Takeover Provisions.
 The Declaration of Trust
and By-Laws of
the Fund include provisions that could limit the ability of other entities or persons to acquire control of the Fund or change the Fund’s structure. The provisions may have the effect of depriving common stockholders of an opportunity to sell their shares at a premium over prevailing market prices or have the effect of inhibiting conversion of the Fund to an open-end fund.
Geopolitical Risk:

Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID-19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness. COVID-19 and efforts to contain its spread may also exacerbate other pre-existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID-19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The U.S. federal government ended the COVID-19 public emergency declaration on May 11, 2023, however, the effects of the COVID-19 pandemic are expected to continue and the risk that new variants of COVID-19 may emerge remains. Therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.
On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit). An agreement between the UK and the EU governing their future trade relationship

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

became effective January 1, 2021. Brexit has resulted in volatility in European and global markets and could have potentially significant negative long-term impacts on financial markets in the UK and throughout Europe.
On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. Ongoing conflicts in the Middle East could have similar negative impacts. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
Cyber Security Risk:
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Investment Manager) may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyberattacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service.
Successful cyber-attacks against, or security breakdowns of, the Fund, the Investment Manager, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyberattacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Furthermore, as a result of breaches in cyber security or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or an entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. While the Fund has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Each of the Fund and the Investment Manager may have limited ability to prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.
Regulatory Risk:
The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions and/or increase overall expenses of the Fund. In addition to Rule 18f-4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
Litigation Risk:
In the ordinary course of its business, the Fund or a portfolio investment may be subject to litigation from time to time. The outcome of such proceedings may materially adversely affect the value of the Fund and may continue without resolution for long periods of time. Any litigation may consume substantial amounts of the Investment Manager’s time and attention, and that time and the devotion of these resources to litigation may, at times, be disproportionate to the amounts at stake in the litigation.
Investment Restrictions
The Fund has adopted certain investment limitations that are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares and, if issued, preferred shares voting as a single class, and the approval of the holders of a majority of the preferred shares voting as a separate class. Under these limitations, the Fund may not (1) issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom, or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes; (2) act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;; or (3) invest more than 25% of its total assets in securities of issuers in any

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

one industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), except that the Fund will invest 25% or more of its total assets in securities of real estate companies. The Fund may (1) make loans to the extent permitted by applicable law; (2) purchase, sell, hold or invest directly or indirectly in real estate or interests in real estate, loans and other securities that are secured by or represent interest in real estate (
e.g.
mortgage loans evidenced by notes or other writings defined to be a type of security), real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities and loans, mortgage-related securities, investment funds that invest in real estate through entities that may qualify as REITs, or in companies that deal in real estate, purchase or sell real estate, are engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs) and real estate joint ventures; and (3) purchase and sell commodities or commodity contracts, including futures contracts, to the maximum extent permitted by law. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

MANAGEMENT OF THE FUND
The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment manager, administrator, co-administrator,
custodian and transfer agent. The management of the Fund’s
day-to-day
operations is delegated to its officers, the investment manager, administrator and co-administrator,
subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Trustees.
The Board of Trustees and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) contains additional information about the trustees as of the date thereof and additional information about the trustees is also included in the Fund’s most recent proxy statement, which are available, without charge, upon request by calling 866-277-0757.

Name, Address and Year of Birth (1)	Position(s) Held With Fund	Term of Office (2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Trustee (Including the Fund)	Length of Time Served (3)

Interested Trustees (4)

Joseph M. Harvey 1963	Trustee, Chairman	Until Next Election of Trustees	Chief Executive Officer since 2022 and President since 2003 of Cohen & Steers Capital Management, Inc. (CSCM), and Chief Executive Officer since 2022 and President since 2004 of Cohen & Steers, Inc. (CNS). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

Adam M. Derechin (6) 1964	Trustee	Until Next Election of Trustees	Chief Operating Officer of CSCM since 2003 and CNS since 2004. President and Chief Executive Officer of the Funds from 2005 to 2021.	20	Since 2021

Independent Trustees

Michael G. Clark 1965	Trustee	Until Next Election of Trustees	CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011
(table continued on next page)

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

(table continued from previous page)

Name, Address and Year of Birth (1)	Position(s) Held With Fund	Term of Office (2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Trustee (Including the Fund)	Length of Time Served (3)

George Grossman 1953	Trustee	Until Next Election of Trustees	Attorney-at-law.	20	Since 1993

Dean A. Junkans 1959	Trustee	Until Next Election of Trustees
CFA; Advisor to SigFig (a registered investment advisor) from July 2018 to July 2022; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; former Adjunct Professor and Executive-In-Residence, Bethel University, 2015 to 2022; former Board Member and Investment Committee Member, Bethel University Foundation, 2010 to 2022; former Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; former Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.
				20	Since 2015
(table continued on next page)

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

(table continued from previous page)

Name, Address and Year of Birth (1)	Position(s) Held With Fund	Term of Office (2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Trustee (Including the Fund)	Length of Time Served (3)

Gerald J. Maginnis 1955	Trustee	Until Next Election of Trustees	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board Member and Audit Committee Chairman of inTEST Corporation since 2020; Chairman of the Advisory Board of Centri Consulting LLC since 2022.	20	Since 2015

Jane F. Magpiong 1960	Trustee	Until Next Election of Trustees	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; President, Bank of America Private Bank from 2005 to 2008; Executive Vice President, Fleet Private Clients Group, from 2003 to 2004.	20	Since 2015
(table continued on next page)

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

(table continued from previous page)

Name, Address and Year of Birth (1)	Position(s) Held With Fund	Term of Office (2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Trustee (Including the Fund)	Length of Time Served (3)

Daphne L. Richards 1966	Trustee	Until Next Election of Trustees	President and CIO of Ledge Harbor Management since 2016; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; former Independent Director of Cartica Management, LLC, 2015 to 2022; formerly worked at Bessemer Trust Company from 1999 to 2014; Frank Russell Company from 1996 to 1999; Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017
(table continued on next page)

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

(table continued from previous page)

Name, Address and Year of Birth (1)	Position(s) Held With Fund	Term of Office (2)	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Trustee (Including the Fund)	Length of Time Served (3)

Ramona Rogers-Windsor 1960	Trustee	Until Next Election of Trustees	CFA; Member, Capital Southwest Board of Directors since 2021; Member, Thomas Jefferson University Board of Trustees since 2020 and its insurance subsidiary board, Partners Insurance Company, Inc., since 2023; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; former Member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	20	Since 2021

(1)	The address for each Trustee is 1166 Avenue of the Americas, 30 th Floor, New York, NY 10036.
(2)	On March 12, 2008, the Board of Trustees adopted a mandatory retirement policy stating a Trustee must retire from the Board on December 31 st of the year in which he or she turns 75 years of age.
(3)	The length of time served represents the year in which the Trustee was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(4)	“Interested persons,” as defined in the 1940 Act, on the basis of their affiliation with the Advisor (Interested Trustees).

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth (1)	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served (2)

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017.	Since 2019

Yigal D. Jhirad 1964	Vice President	Senior Vice President of CSCM since 2007.	Since 2007

William F. Scapell 1967	Vice President	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2003.	Since 2003

Elaine Zaharis-Nikas 1973	Vice President	Senior Vice President of CSCM since 2014. Prior to that, Vice President of CSCM since 2005.	Since 2015

Mathew Kirschner 1979	Vice President	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2010.	Since 2020

Jason Yablon 1979	Vice President	Executive Vice President of CSCM effective January 2022. Prior to that, Senior Vice President of CSCM since 2014.	Since 2020

Jerry Dorost 1981	Vice President	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2012.	Since 2022

(1)	The address of each officer is 1166 Avenue of the Americas, 30 th Floor New York, NY 10036.
(2)
Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 866-227-0757

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?
Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and
Closed-End
Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?
We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for
non-affiliates
to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

Cohen & Steers
Open-End
Mutual Funds

C
OHEN
 & S
TEERS
R
EALTY
S
HARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX
C
OHEN
 & S
TEERS
R
EAL
E
STATE
S
ECURITIES
F
UND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX
C
OHEN
 & S
TEERS
I
NSTITUTIONAL
R
EALTY
S
HARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX
C
OHEN
 & S
TEERS
G
LOBAL
R
EALTY
S
HARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX
C
OHEN
 & S
TEERS
I
NTERNATIONAL
R
EALTY
F
UND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX
C
OHEN
 & S
TEERS
R
EAL
A
SSETS
F
UND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX
C
OHEN
 & S
TEERS
P
REFERRED
S
ECURITIES
A
ND
 I
NCOME
 F
UND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX
C
OHEN
 & S
TEERS
L
OW
D
URATION
P
REFERRED
A
ND
 I
NCOME
F
UND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX
C
OHEN
 & S
TEERS
MLP & E
NERGY
O
PPORTUNITY
F
UND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX
C
OHEN
 & S
TEERS
G
LOBAL
I
NFRASTRUCTURE
F
UND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX
Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end
fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling
800-330-7348
or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

C
OHEN
& S
TEERS
R
EAL
E
STATE
O
PPORTUNITIES AND
I
NCOME
F
UND

OFFICERS AND TRUSTEES
Joseph M. Harvey
Trustee, Chair and Vice President
Adam M. Derechin
Trustee
Michael G. Clark
Trustee
George Grossman
Trustee
Dean A. Junkans
Trustee
Gerald J. Maginnis
Trustee
Jane F. Magpiong
Trustee
Daphne L. Richards
Trustee
Ramona Rogers-Windsor
Trustee
James Giallanza
President and Chief Executive Officer
Albert Laskaj
Treasurer and Chief Financial Officer
Dana A. DeVivo
Secretary and Chief Legal Officer
Stephen Murphy
Chief Compliance Officer
and Vice President
Yigal D. Jhirad
Vice President
William F. Scapell
Vice President
Mathew Kirschner
Vice President
Jason Yablon
Vice President
Elaine Zaharis-Nikas
Vice President
Jerry Dorost
Vice President
KEY INFORMATION
Investment Manager and Administrator
Cohen & Steers Capital Management, Inc.
1166 Avenue of the Americas, 30
th
Floor New York, NY 10036
(212) 832-3232
Co-administrator and Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare
150 Royall Street
Canton, MA 02021
(866) 227-0757
Legal Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol:	RLTY
Website: cohenandsteers.com
This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery
AVAILABLE
Stop traditional mail delivery;
receive your shareholder reports
and prospectus online.
Sign up at cohenandsteers.com

Annual Report
December 31, 2023
Cohen & Steers
Real Estate
Opportunities and
Income Fund (RLTY)
RLTYAR

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (the “Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. In December 2023, the Registrant amended the Code of Ethics to make immaterial stylistic updates. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. A current copy of the Code of Ethics is available on the Registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.

Item 3. Audit Committee Financial Expert.

The Registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The Registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The Registrant’s board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Maginnis and Clark and Ms. Rogers-Windsor is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the Registrant for the fiscal year ended December 31, 2023 and the period ended December 31, 2022 (the Registrant commenced operations on February 24, 2022) for professional services rendered by the Registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$46,037	$86,414
Audit-Related Fees	$0	$0
Tax Fees	$6,252	$6,100
All Other Fees	$0	$0

Audit-related fees were for agreed-upon procedures in connection with the Fund’s initial public offering and overallotment option. Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns and the computation of corporate and franchise tax amounts.

(e)(1) The Registrant’s audit committee is required to pre-approve audit and non-audit services performed for the Registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of trustees of the Registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the Registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended December 31, 2023 and the fiscal period ended December 31, 2022 (the Registrant commenced operations on February 24, 2022), the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant were:

	2023	2022
Registrant	$6,252	$6,100
Investment Advisor	$0	$0

(h) The Registrant’s audit committee considered whether the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Gerald J. Maginnis (chairman), Michael G. Clark and Ramona Rogers-Windsor.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc. (“C&S”), in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc., and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios. All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:

•

Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•

Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

•

Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary duties, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the beneficial owner of the securities.

•	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•

Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•

Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Board and Director Proposals

Election of Directors

Voting for Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, Cohen & Steers considers the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•

Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•	Whether the board, without shareholder approval, instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;

•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;

•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes[1];

•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;

•	Whether the nominee (or the entire board) has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Material failures of risk oversight including, but not limited to:

•	Bribery;

•	Large or serial fines from regulatory bodies;

•	Demonstrably poor risk oversight of environmental and social issues, including climate change;

•	Significant adverse legal judgments or settlements;

•	Hedging of company stock by employees or directors of a company; or

•	Significant pledging of company stock in the aggregate by officers or directors of a company;

•	Whether the board has oversight of material climate-related risks and opportunities including, but not limited to:

•

The transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;

•	How the board identifies, measures and manages such risks; and

•	The board’s oversight of climate-related risk as a part of governance, strategy, risk management, and metrics and targets;

•

Actions related to a nominee’s service on other boards that raise substantial doubt about such nominee’s ability to effectively oversee management and serve the best interests of shareholders at any company; and

•

In the case of a nominee that is the chair of the nominating committee (or other directors on a case-by-case basis), whether the company’s board lacks diversity including, but not limited to, diversity of gender, ethnicity, race and background.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.

[1]

For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.

Board Composition and Gender Diversity

Cohen & Steers encourages companies to continue to evolve diversity and inclusion practices. Cohen & Steers generally votes against the chair of the nominating committee (or other directors on a case-by-case basis) at companies where the post-election board contains no female directors if the board has not included a female director during the last 12 months and the company has not articulated a plan to include a qualified female nominee.

Non-Disclosure of Board Nominees

Cohen & Steers generally votes against the election of director nominees if the names of the nominees are not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing nominee names. In such cases, if a company discloses a legitimate reason why such nominee names have not been disclosed, Cohen & Steers may vote for the nominees even if nominee names are not disclosed.

Majority Vote Requirement for Directors (SP)2

Cohen & Steers generally votes for proposals asking the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast.

Separation of Chairman and CEO (SP)

Cohen & Steers generally votes for proposals to separate the CEO and chairman positions. However, Cohen & Steers does recognize that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.

Independent Chairman (SP)

Cohen & Steers reviews on a case-by-case basis proposals requiring the chairman’s position to be filled by an independent director taking into account the company’s current board leadership and governance structure, company performance, and any other factors that may be relevant.

Lead Independent Director (SP)

In cases where the CEO and chairman roles are combined or the chairman is not independent, Cohen & Steers votes for the appointment of a lead independent director.

Board Independence (SP)

Cohen & Steers believes that boards should have a majority of independent directors. Therefore, Cohen & Steers vote for proposals that require the board to be comprised of a majority of independent directors.

In general, Cohen & Steers considers a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, Cohen & Steers generally considers a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict and has not been employed by the company in an executive capacity.

Board Size (SP)

Cohen & Steers generally votes for proposals to limit the size of the board to 15 members or less.

[2]	“SP” refers to a shareholder proposal.

Classified Boards (SP)

Cohen & Steers generally votes in favor of proposals to declassify boards of directors. In voting on proposals to declassify a board of directors, Cohen & Steers evaluates all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate and strategic decisions and (ii) the proposal is in the best interests of shareholders.

Tiered Boards (non-U.S.)

Cohen & Steers votes in favor of unitary boards as opposed to tiered board structures. Cohen & Steers believes that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Independent Committees (SP)

Cohen & Steers votes for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.

Adoption of a Board with Audit Committee Structure (JAPAN)

Cohen & Steers votes for article amendments to adopt a board with an audit committee structure unless the structure obstructs shareholders’ ability to submit proposals on income allocation related issues or the company already has a 3-committee (U.S. style) structure.

Non-Disclosure of Board Compensation

Cohen & Steers generally votes against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, Cohen & Steers may vote for the nominees even if compensation is not disclosed.

Director and Officer Indemnification and Liability Protection

Cohen & Steers votes in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the laws of the jurisdiction of formation. Cohen & Steers also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. Cohen & Steers votes against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.

Directors’ Liability (non-U.S.)

These proposals ask shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

Cohen & Steers will generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless the board is not fulfilling its fiduciary duties as evidenced by:

•	A lack of oversight or actions by board members that amount to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

•

Any legal issues (e.g., civil/criminal) aimed to hold the board liable for past or current actions that constitute a breach of trust, such as price fixing, insider trading, bribery, fraud, or other illegal actions; or

•	Other egregious governance issues where shareholders are likely to bring legal action against the company or its directors.

Directors’ Contracts (non-U.S.)

Best market practice about the appropriate length of directors’ service contracts varies by jurisdiction. As such, Cohen & Steers votes these proposals on a case-by-case basis taking into account the best interests of the company and its shareholders and local market practice.

Compensation Proposals

Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.

Cohen & Steers generally votes against in circumstances where there are an unacceptable number of problematic pay practices including:

•	Poor linkage between executive pay and company performance and profitability;

•

The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group; and

•	A lack of proportionality in the plan relative to the company’s size and peer group.

Additional Disclosure of Executive and Director Pay (SP). Cohen & Steers generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Shareholder Votes on Executive Compensation. Cohen & Steers generally votes for annual shareholder advisory votes to approve executive compensation.

Golden Parachutes. In general, Cohen & Steers votes against golden parachutes because they impede potential takeovers that shareholders should be free to consider. Cohen & Steers opposes the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.

In the context of an acquisition, merger, consolidation, or proposed sale, Cohen & Steers votes on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result in a vote against include:

•	Potentially excessive severance payments;

•	Agreements that include excessive excise tax gross-up provisions;

•	Single-trigger payments upon a change in control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Non-Executive Director Remuneration (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the remuneration mix and the adequacy of the disclosure. Cohen & Steers believes that non-executive directors should be compensated with a mix of cash and equity to align their interests with the interests of shareholders. The details of such remuneration should be fully disclosed and provided with sufficient time for us to consider our vote.

Approval of Annual Bonuses for Directors and Statutory Auditors (JAPAN). Cohen & Steers generally supports the payment of annual bonuses to directors and statutory auditors except in cases of scandals or extreme underperformance.

Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:

•

Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-trigger award vesting upon a CIC;

•	Discretionary vesting authority;

•	Liberal share recycling on various award types; and

•	Minimum vesting period for grants made under the plan.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements for most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy; and

•	Whether the company has established post exercise/vesting shareholding requirements.

Cohen & Steers generally votes against compensation plan proposals if the combination of factors indicates that the plan, overall is not, in the interests of shareholders, or if any of the following apply:

•	Awards may vest in connection with a liberal CIC;

•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;

•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Equity Compensation Plans (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Share option plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiration dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should be fully expensed so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be disclosed to shareholders.

Long-Term Incentive Plans (non-U.S.). A long-term incentive plan refers to any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

Cohen & Steers evaluates these proposals on a case-by-case basis. Cohen & Steers generally votes in favor of plans with robust incentives and challenging performance criteria that are fully disclosed to shareholders in advance and vote against plans that are excessive or contain easily achievable performance metrics or where there is excessive discretion delegated to remuneration committees. Cohen & Steers would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the plan participants. Cohen & Steers will also vote against proposals that lack sufficient disclosure.

Transferable Stock Options. Cohen & Steers evaluates on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including the cost of the proposal and alignment with shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans. Cohen & Steers votes to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Employee Stock Purchase Plans. Cohen & Steers votes for the approval of employee stock purchase plans, although Cohen & Steers generally believes the discounted purchase price should not exceed 15% of the current market price.

401(k) Employee Benefit Plans. Cohen & Steers votes for proposals to implement a 401(k) savings plan for employees.

Pension Arrangements (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Pension arrangements should be transparent and cost-neutral to shareholders. Cohen & Steers believes it is inappropriate for executives to participate in pension arrangements that are materially different than those offered to other employees (such as continuing to participate in a final salary arrangement when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements, and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

Stock Ownership Requirements (SP). Cohen & Steers supports proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Stock Holding Periods (SP). Cohen & Steers generally votes against proposals requiring executives to hold stock received upon option exercise for a specific period of time.

Recovery of Incentive Compensation (SP). Cohen & Steers generally votes for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.

Capital Structure Changes and Anti-Takeover Proposals

Increase to Authorized Shares. Cohen & Steers generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Blank Check Preferred Stock. Cohen & Steers generally votes against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. Cohen & Steers may vote in favor of these proposals if Cohen & Steers receives reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.

Pre-Emptive Rights. Cohen & Steers generally votes against the issuance of equity shares with pre-emptive rights. However, Cohen & Steers may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking into account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While Cohen & Steers prefers that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, Cohen & Steers will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, Cohen & Steers votes against the adoption of a dual or multiple class capitalization structure. Cohen & Steers supports the one-share, one-vote principle for voting.

Restructurings/Recapitalizations. Cohen & Steers reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, Cohen & Steers considers the following:

•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in control: will the transaction result in a change in control of the company?

•	Bankruptcy: generally approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Cohen & Steers generally votes in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

Cohen & Steers will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements (SP). Cohen & Steers votes these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

Shareholder Rights Plans. Cohen & Steers reviews proposals to ratify shareholder rights plans (poison pills) on a case-by-case basis taking into consideration the length of the plan.

Shareholder Rights Plans (JAPAN). Cohen & Steers reviews proposals on a case-by-case basis examining not only the features of the plan itself but also factors including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.

Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, Cohen & Steers reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

Voting on State Takeover Statutes (SP). Cohen & Steers reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these proposals, Cohen & Steers takes into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.

Cohen & Steers votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. Cohen & Steers generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.

Spin-offs. Cohen & Steers evaluates spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Cohen & Steers evaluates asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the assets, and potential elimination of diseconomies.

Liquidations. Cohen & Steers evaluates liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of the assets, and the compensation plan for executives managing the liquidation.

Issuance of Debt (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Reasons for increased bank borrowing powers are numerous and varied, including allowing for normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. Cohen & Steers generally votes in favor of proposals that will enhance a company’s long-term prospects. Cohen & Steers votes against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, issuances that would result in the company reaching an unacceptable level of financial leverage or a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

Ratification of Auditors

Cohen & Steers generally votes for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;

•	the auditors are being changed without explanation; or

•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set by local best practice recommendations or law.

Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

Auditor Rotation

Cohen & Steers evaluates auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive pricing; length of the rotation period advocated in the proposal; and any significant audit related issues.

Auditor Indemnification

Cohen & Steers generally votes against auditor indemnification and limitation of liability. However, Cohen & Steers recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Annual Accounts and Reports (non-U.S.)

Annual reports and accounts should be detailed and transparent and should be submitted to shareholders for approval in a timely manner as prescribed by law. They should meet accepted reporting standards such as those prescribed by the International Accounting Standards Board (IASB).

Cohen & Steers generally approves proposals relating to the adoption of annual accounts provided that:

•	The report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;

•	The report complies with legal and regulatory requirements and best practice provisions in local markets;

•	the company discloses which portion of the remuneration paid to the external accountant relates to auditing activities and which portion relates to non-auditing advisory assignments;

•	A report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;

•

A report should include a statement of compliance with relevant codes of best practice for markets where they exist (e.g. for UK companies a statement of compliance with the Corporate Governance Code should be made, together with detailed explanations about any area(s) of non-compliance);

•	A conclusive response is given to all queries from shareholders; and

•	Other concerns about corporate governance have not been identified.

Appointment of Internal Statutory Auditor (JAPAN)

Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the work history of each nominee. If the nominee is designated as independent but has worked the majority of his or her career for one of the company’s major shareholders, lenders, or business partners, Cohen & Steers considers the nominee affiliated and will withhold support.

Shareholder Access and Voting Proposals

Proxy Access. Cohen & Steers reviews proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. Cohen & Steers generally supports proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.

Bylaw Amendments. Cohen & Steers votes on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, Cohen & Steers generally supports proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.

Reimbursement of Proxy Solicitation Expenses (SP). In the absence of compelling reasons, Cohen & Steers will generally not support such proposals.

Shareholder Ability to Call Special Meetings (SP). Cohen & Steers votes on a case-by-case basis on proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent (SP). Cohen & Steers generally votes against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. Cohen & Steers generally votes for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While Cohen & Steers recognizes the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to management of the company.

Cumulative Voting (SP). Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a company. However, Cohen & Steers acknowledges that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, Cohen & Steers evaluates all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for director elections and a de-classified board.

Supermajority Vote Requirements (SP). Cohen & Steers generally supports proposals that seek to lower supermajority voting requirements.

Confidential Voting. Cohen & Steers votes for proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that dissident groups honor its confidential voting policy in the case of proxy contests.

Virtual Shareholder Meetings (SP). Cohen & Steers generally votes for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings and companies allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Date/Location of Meeting (SP). Cohen & Steers votes against shareholder proposals to change the date or location of the shareholders’ meeting.

Adjourn Meeting if Votes Are Insufficient. Cohen & Steers generally votes against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents (SP). Cohen & Steers votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Environmental and Social Proposals

Cohen & Steers believes that well-managed companies should be identifying, evaluating and assessing environmental and social issues and, where material to its business, managing exposure to environmental and social risks related to these issues. When considering management or shareholder proposals relating to these issues, because of the diverse nature of environmental and social proposals, Cohen & Steers evaluates these proposals on a case-by-case basis. The principles guiding our evaluation of these proposals include, but are not limited to:

•

The current level of publicly available disclosure from the company or other publicly available sources, including if the company already discloses similar information through existing reports or policies;

•	Whether implementation of a proposal is likely to enhance or protect shareholder value;

•	Whether a proposal can be implemented at a reasonable cost;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal; and

•	Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Environmental Proposals (SP). Cohen & Steers acknowledges that environmental considerations can pose significant investment risks and opportunities. Therefore, Cohen & Steers generally votes in favor of proposals requesting a company disclose information that will aid in the determination of material environmental issues impacting the company and, where material to its business, how the company is managing exposure to environmental risks related to these issues, taking into consideration the following factors:

•	The general factors listed above; and

•	Whether the issues presented have already been effectively dealt with through governmental regulation or legislation.

In particular in relation to climate-related risk and opportunities material to its business, we expect companies to help their investors understand how they may be impacted by such risk and opportunities, and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. The principles guiding our evaluation of these proposals are:

•	The general factors listed above;

•

The transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;

•	How the company identifies, measures and manages such risks; and

•	The company’s approach to climate-related risk as part of governance, strategy, risk management, and metrics and targets.

Social Proposals (SP). Cohen & Steers acknowledges that social considerations can pose significant risks and opportunities. There, Cohen & Steers generally votes in favor of proposals requesting a company disclose information that will aid in the determination of material social issues impacting the company and, where material to its business, how the company is managing exposure to social risks related to these issues.

Cohen & Steers believes board and workforce diversity are beneficial to the decision-making process and can enhance long-term profitability. Therefore, Cohen & Steers generally votes in favor of proposals that seek to increase board and workforce diversity including, but not limited to, diversity of gender, ethnicity, race and background. Cohen & Steers votes all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.

Miscellaneous Proposals

Bundled Proposals. Cohen & Steers reviews on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, Cohen & Steers examines the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, Cohen & Steers votes against such proposals. If the combined effect is positive, Cohen & Steers supports such proposals. In the case of bundled director proposals, Cohen & Steers will vote for the entire slate only if Cohen & Steers would have otherwise voted for each director on an individual basis.

Other Business. Cohen & Steers generally votes against proposals to approve other business where Cohen & Steers cannot determine the exact nature of the proposal(s) to be voted on.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the Registrant, as of March 8, 2024, is set forth below.

William F. Scapell • Vice President • Portfolio manager since inception	Executive Vice President of C&S since 2014. Prior to that, Senior Vice President of C&S since 2003.

Elaine Zaharis-Nikas • Vice President • Portfolio manager since inception	Senior Vice President of C&S since 2014. Prior to that, Vice President of C&S since 2005.

Yigal Jhirad • Vice President • Portfolio manager since inception	Senior Vice President of C&S since 2007.

Jason A. Yablon • Vice President • Portfolio manager since inception	Executive Vice President of C&S since January, 2022. Prior to that, Senior Vice President of C&S since 2014. Prior to that, Vice President of C&S since 2008.

Mathew Kirschner • Vice President • Portfolio manager since inception	Senior Vice President of C&S since 2019. Prior to that, Vice President of C&S since 2010.

Jerry Dorost • Vice President • Portfolio manager since inception	Senior Vice President of C&S since 2019. Prior to that, Vice President of C&S since 2012.

C&S utilizes a team-based approach in managing the Registrant. Mr. Scapell directs and supervises the execution of the Registrant’s investment strategy, and leads and guides the other members of the team.

Each portfolio manager listed above, other than Mr. Jhirad, manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The following tables show, as of December 31, 2023, the number of other accounts each such portfolio manager managed in each of the listed categories and the total assets in the other accounts managed within each category. Two (2) of the 35 accounts managed by Mr. Yablon, and two (2) of the 29 accounts managed by Mr. Kirschner, with total assets of $262.3 million, are subject to performance-based fees.

William F. Scapell	Number of accounts	Total assets

• Registered investment companies	13	$20,060,211,141

• Other pooled investment vehicles	16	$3,022,141,466

• Other accounts	23	$3,059,241,045

Elaine Zaharis-Nikas	Number of accounts	Total assets

• Registered investment companies	11	$17,278,329,828

• Other pooled investment vehicles	15	$2,992,498,179

• Other accounts	20	$2,542,143,053

Jason Yablon	Number of accounts	Total assets

• Registered investment companies	10	$26,140,484,402

• Other pooled investment vehicles	18	$8,578,716,880

• Other accounts	35	$6,111,105,698

Mathew Kirschner	Number of accounts	Total assets

• Registered investment companies	10	$24,312,970,526

• Other pooled investment vehicles	20	$10,627,016,270

• Other accounts	29	$5,624,061,401

Jerry Dorost	Number of accounts	Total assets

• Registered investment companies	9	$14,089,171,269

• Other pooled investment vehicles	15	$2,992,498,179

• Other accounts	20	$2,542,143,053

Share Ownership. The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of December 31, 2023:

Dollar Range of Securities Owned
William F. Scapell	None
Elaine Zaharis-Nikas	None
Yigal Jhirad	$10,001–$50,000
Jason Yablon	$10,001–$50,000
Mathew Kirschner	None
Jerry Dorost	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to the Registrant’s investment advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the investment advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the investment advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Registrant’s investment advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the investment advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The investment advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Advisor Compensation Structure. Compensation of the investment advisor’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the investment advisor’s parent, CNS. The investment advisor’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the investment advisor’s investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation. The Registrant’s investment advisor compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate each portfolio managers’ performance for compensation purposes, including the ICE BofA 7% Constrained DRD Eligible Preferred Securities Index, the Bloomberg U.S. Aggregate Bond Index and other broad based indexes based on the asset classes managed by each portfolio manager. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The investment advisor has three funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of the investment advisor varies in line with the portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the investment advisor and CNS. While the annual salaries of the investment advisor’s portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total number of shares purchased	(b) Average price paid per share	(c) Total number of shares purchased as part of publicly announced plans or programs	(d) Maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs
1/1/23 to 1/31/23	N/A	N/A	N/A	1,675,500
2/1/23 to 2/28/23	N/A	N/A	N/A	1,675,500
3/1/23 to 3/31/23	N/A	N/A	N/A	1,675,500
4/1/23 to 4/30/23	N/A	N/A	N/A	1,675,500
5/1/23 to 5/31/23	N/A	N/A	N/A	1,675,500
6/1/23 to 6/30/23	N/A	N/A	N/A	1,675,500
7/1/23 to 7/31/23	N/A	N/A	N/A	1,675,500
8/1/23 to 8/31/23	N/A	N/A	N/A	1,675,500
9/1/23 to 9/30/23	32,594	$13.59	32,594	1,642,906
10/1/23 to 10/31/23	N/A	N/A	N/A	1,642,906
11/1/23 to 11/30/23	N/A	N/A	N/A	1,642,906
12/01/23 to 12/31/23	N/A	N/A	N/A	1,642,906

Total	32,594	$13.59	32,594	1,642,906

Note: On December 13, 2022, the Board of Trustees of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) as of January 1, 2023, or 1,675,500 shares, through December 31, 2023. On September 6, 2023, the Fund announced that it may begin repurchasing shares under the Share Repurchase Program, and on October 2, 2023, the Fund announced that it had purchased 32,594 common shares of the Fund during the month of September 2023. On December 12, 2023, the Board of Trustees of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding as of January 1, 2024 through December 31, 2024.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2023.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2023.

Item 13. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date:	March 8, 2024